Registration No. 33-67012
============================================================================
                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                                    FORM N-4

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     [ ]
                   Pre-Effective Amendment No.  _______                  [ ]
                   Post-Effective Amendment No. ___10__                  [X]
                                   and/or
        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  [X]
                            Amendment No. ___11__                        [X]

                          LB VARIABLE ANNUITY ACCOUNT I
                            (Exact Name of Registrant)

                               LUTHERAN BROTHERHOOD
                                (Name of Depositor)

              625 Fourth Avenue South, Minneapolis, Minnesota     55415
  (Address of Depositor's Principal Executive Offices)         ( Zip Code)

        Depositor's Telephone Number, including Area Code:  (612) 340-7215

                                 David J. Larson
                Senior Vice President, Secretary and General Counsel
                               Lutheran Brotherhood
                             625 Fourth Avenue South
                           Minneapolis, Minnesota  55415
                      (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

  [ ]  immediately upon filing pursuant to paragraph (b) of Rule 485
  [X]  on May 1, 1999 pursuant to paragraph (b) of Rule 485
  [ ]  60 days after filing pursuant to paragraph (a)(1) of Rule 485
  [ ]  on (date) pursuant to paragraph (a)(1) of Rule 485
  [ ]  75 days after filing pursuant to paragraph (a)(2) of Rule 485
  [ ]  on (date) pursuant to paragraph (a)(3) of Rule 485.

If appropriate, check the following box:

  [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

============================================================================

                         LB VARIABLE ANNUITY ACCOUNT I

                            CROSS REFERENCE SHEET


Pursuant to Rule 495 under the Securities Act of 1933 indicating the location in the Prospectus of the information called for by the Items of Parts A and B of Form N-4.

                                      Part A

Item Number and Caption                  Location
-----------------------                  --------

1.  Cover Page                           Cover Page

2.  Definitions                          Definitions

3.  Synopsis or Highlights               Summary

4.  Condensed Financial
    Information                          Condensed Financial Information

5.  General Description of Registrant,
    Depositor, and Portfolio Companies   Lutheran Brotherhood, the Variable
                                         Account and the Fund; Voting
                                         Rights; Sales and Other Agreements

6.  Deductions                           Charges and Deductions; Sales and
                                         Other Agreements

7.  General Description of
    Variable Annuity Contracts           Lutheran Brotherhood, the Variable
                                         Account and the Fund -- Addition,
                                         Deletion or Substitution of
                                         Investments; The Contracts --
                                         Allocation of Premiums; --
                                         Surrenders (Redemptions); --
                                         Transfers; -- Contract Owner,
                                         Beneficiaries and
                                         Annuitants; Annuity Provisions --
                                         Frequency and Amount of Annuity
                                         Payments; General Provisions --
                                         Postponement of Payments

8.  Annuity Period                       Annuity Provisions

9.  Death Benefit                        The Contracts -- Death Benefit
                                         Before the Maturity Date; -- Death
                                         Benefit After the Maturity Date

10.  Purchases and Contract Value        The Contracts -- Issuance of a
                                         Contract; -- Allocation of
                                         Premiums; -- Accumulated Value;
                                         Accumulation Units and Accumulation
                                         Unit Value; Sales and Other
                                         Agreements

11.  Redemptions                         The Contracts -- Free Look Period;
                                         -- Surrender (Redemptions); General
                                         Provisions -- Postponement of
                                         Payments

12.  Taxes                               Charges and Deductions -- Other
                                         Taxes; Federal Tax Status

13.  Legal Proceedings                   Legal Proceedings

14.  Table of Contents of the Statement
     of Additional Information           Statement of Additional Information
                                         Table of Contents


                                   Part B

15.  Cover Page                           Cover Page

16.  Table of Contents                    Table of Contents

17.  General Information and History      Introduction

18.  Services                             Administration of the Contracts;
                                          Custody of Assets; Independent
                                          Public Accountants and Financial
                                          Statements

19.  Purchase of Securities Being
     Offered                              Distribution of the Contracts

20.  Underwriters                         Distribution of the Contracts

21.  Calculation of Yield Quotations of
     Money Market Sub-Accounts            Calculation of Yield

22.  Annuity Payments                     See "Annuity Provisions" in Part A

23.  Financial Statements                 Independent Public Accountants and
                                          Financial Statements


                                     Part C

Information required to be included in Part C is set forth under the appropriate Item, so numbered in Part C to this Registration Statement.

PROSPECTUS
----------------------------------
INDIVIDUAL FLEXIBLE PREMIUM
VARIABLE ANNUITY CONTRACT
ISSUED BY
LUTHERAN BROTHERHOOD

625 Fourth Avenue South
Minneapolis, Minnesota 55415
(612) 340-7210
(800) 990-6290
----------------------------------

This Prospectus describes an individual flexible premium variable annuity contract (the "Contract") offered by Lutheran Brotherhood ("LB" "we" or "us"), a fraternal benefit society organized under Minnesota law. We offer the Contract only in situations in which the Contract's Annuitant is eligible for membership in Lutheran Brotherhood. We may sell the Contract to or in connection with retirement plans which may or may not qualify for special Federal tax treatment under the Internal Revenue Code.


We allocate net premiums based on the Annuitant's designation to one or more Subaccounts of LB Variable Annuity Account I (the "Variable Account"), and/or to the Fixed Account (which is the general account of LB, and which pays interest at a guaranteed fixed rate). The assets of each Subaccount will be invested solely in a corresponding Portfolio of LB Series Fund, Inc. (the "Fund"), which is a diversified, open-end management investment company (commonly known as a "mutual fund"). The accompanying Prospectus for the Fund describes the investment objectives and attendant risks of the seven Portfolios of the Fund -- the Opportunity Growth Portfolio, the Mid Cap Growth Portfolio, the World Growth Portfolio, the Growth Portfolio, the High Yield Portfolio, the Income Portfolio, and the Money Market Portfolio.

Additional information about LB, the Contract and the Variable Account is contained in a Statement of Additional Information (SAI) dated May 1, 1999. That SAI was filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus. You may obtain a copy of the SAI without charge by writing to us at our address above. In addition, the Securities and Exchange Commission maintains a Web site (http://www.sec.gov) that contains the SAI. The Table of Contents for the Statement of Additional Information may be found on Page 31 of this Prospectus.

An investment in the Contract is not a deposit of the bank or financial institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Contract involves investment risk including the possible loss of principal.


The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                  ----------------------------------

This Prospectus sets forth concisely the information about the Contract that a prospective investor ought to know before investing, and should be read and kept for future reference. It is valid only when accompanied or preceded by the current Prospectus of LB Series Fund, Inc.

                 ----------------------------------

           The date of this Prospectus is May 1, 1999.

                            TABLE OF CONTENTS
                                                                       Page
SUMMARY FEE TABLE                                                        4
SUMMARY
  The Contract                                                           6
  Charges and Deductions                                                 7
  Annuity Provisions                                                     7
  Federal Tax Status                                                     8
  Condensed Financial Information                                        8
  Performance Related Information                                        8
LUTHERAN BROTHERHOOD, THE VARIABLE ACCOUNT AND THE FUND
  Lutheran Brotherhood                                                  10
  The Variable Account                                                  10
  LB Series Fund, Inc.                                                  10
  Addition, Deletion or Substitution of Investments                     12
THE CONTRACTS
  Purchasing a Contract                                                 13
  Processing Your Application                                           13
  Allocation of Premium                                                 13
  Free Look Period                                                      13
  Accumulated Value, Accumulation Units and Accumulation Unit Value     14
  Minimum Accumulated Value                                             15
  Death Benefit Before the Maturity Date                                15
  Death Benefit After the Maturity Date                                 16
  Surrender (Redemption)                                                16
  Transfers                                                             17
  Telephone Transfers                                                   17
  Special Transfer Service -- Dollar Cost Averaging                     17
  Assignments                                                           18
  Contract Owner, Beneficiaries and Annuitants                          18
CHARGES AND DEDUCTIONS
  Surrender Charge (Contingent Deferred Sales Charge)                   19
  Administrative Charge                                                 19
  Mortality and Expense Risk Charge                                     20
  Investment Advisory Fee of the Fund                                   20
  Taxes                                                                 20
  Sufficiency of Charges                                                20
ANNUITY PROVISIONS
  Maturity Date                                                         21
  Maturity Proceeds                                                     21
  Settlement Options                                                    21
  Frequency of Annuity Payments                                         21
  Amount of Variable Annuity Payments                                   21
  Subaccount Annuity Unit Value                                         22
GENERAL PROVISIONS
  Postponement of Payments                                              23
  Payment by Check                                                      23
  Reports to Contract Owners                                            23
  Contract Inquiries                                                    23
FEDERAL TAX STATUS
  Introduction                                                          23
  Variable Account Tax Status                                           23
  Taxation of Annuities in General                                      24
  Qualified Plans                                                       25
  1035 Exchanges                                                        26
  Diversification Requirements                                          26
  Withholding                                                           27
  Other Considerations                                                  27
EMPLOYMENT-RELATED BENEFIT PLANS                                        27
VOTING RIGHTS                                                           28
SALES AND OTHER AGREEMENTS                                              29
YEAR 2000                                                               29
LEGAL PROCEEDINGS                                                       30
LEGAL MATTERS                                                           30
FINANCIAL STATEMENTS AND EXPERTS                                        30
FURTHER INFORMATION                                                     30
STATEMENT OF ADDITIONAL INFORMATION
  TABLE OF CONTENTS                                                     31
  ORDER FORM                                                            31
APPENDIX A - DEFINITIONS
APPENDIX B - CONDENSED FINANCIAL INFORMATION
APPENDIX C - MORE INFORMATION ABOUT THE FIXED ACCOUNT
APPENDIX D - ILLUSTRATION OF MONTHLY VARIABLE ANNUITY
             SETTLEMENT OPTION


                           SUMMARY FEE TABLE

The purpose of these tables is to help you understand the various costs and expenses associated with your Contract. You may allocate premiums and transfer Accumulated Value to any one of the Subaccounts - Opportunity Growth, Mid Cap Growth, World Growth, Growth, High Yield, Income, and Money Market - or to the Fixed Account or to any combination of the Subaccounts and the Fixed Account. You pay no initial sales charge when you purchase the Contract. All costs that you bear directly or indirectly for the Subaccounts and Portfolios are shown below. We will deduct any premium taxes that apply.


Contract Owner Expenses

  Sales Load Imposed on Purchase (as a percentage of purchase
    payments)                                                          0%
  Maximum Deferred Sales Load (as a percentage of Excess
    Amount surrendered)                                                6%(1)
  Exchange Fee                                                         0%

Annual Contract Fee                                                $30.00(2)

Annual Expenses For Growth, High Yield, Income, Money Market,
Mid Cap Growth and Opportunity Growth Subaccounts
  (as a percentage of average daily Accumulated Value or Annuity
  Unit Value) Mortality and Expense Risk Fees                       1.10%
  Total Subaccount Annual Expenses                                  1.10%


Annual Expenses For Growth, High Yield, Income, Money Market,
Mid Cap Growth and Opportunity Growth Portfolios
  (as a percentage of Portfolio average daily net assets)
  Management Fees (Investment Advisory Fees)                        0.40%
  Other Expenses After Expense Reimbursement                        0%(3)
  Total Portfolio Annual Expenses                                   0.40%

EXAMPLE (4)


                                       1 year   3 years   5 years   10 years
                                       ------   -------   -------   --------
If you surrender or annuitize your
  Contract at the end of the
  applicable time period:
You would pay the following expenses
  on a $1,000 investment, assuming
  5% annual return on assets             $71       $88      $104      $180

If you do not surrender or annuitize
  your Contract:
You would pay the following expenses
  on a $1,000 investment, assuming
  5% annual return on assets             $15       $48      $ 82      $180



Annual Expenses For World Growth Subaccount
(as a percentage of average daily Accumulated Value or Annuity Unit Value)
   Mortality and Expense Risk Fees                                  1.10%
   Total Subaccount Annual Expenses                                 1.10%

Annual Expenses For World Growth Portfolio
(as a percentage of Portfolio average daily net assets)
   Management Fees (Investment Advisory Fees)                       0.85%
   Other Expenses After Expense Reimbursement                       0%(3)
   Total Portfolio Annual Expenses                                  0.85%

EXAMPLE (4)


                                          1 year  3 years  5 years  10 years
                                          ------  -------  -------  --------
If you surrender or annuitize your
   Contract at the end of the
   applicable time period:
You would pay the following expenses
   on a $1,000 investment, assuming 5%
   annual return on assets                 $76       $101      $127     $229

If you do not surrender or annuitize
   your Contract:
You would pay the following expenses
   on a $1,000 investment, assuming
   5% annual return on assets              $20       $ 62      $106     $229
----------------


(1) A surrender charge is deducted only if a full or partial surrender occurs during the first six Contract Years; no surrender charge is deducted for surrenders occurring in Contract Years seven and later. The surrender charge will also be deducted at the time annuity payments begin, except under certain circumstances. Up to 10% of the Accumulated Value existing at the time the first surrender in a Contract Year is made may be surrendered without charge; only the Excess Amount will be subject to a surrender charge. The maximum charge is 6% of the Excess Amount and is in effect for the first Contract Year. Thereafter, the surrender charge decreases by 1% each subsequent Contract Year.

(2) A $30 annual administrative charge is deducted on each Contract Anniversary only if, on that Contract Anniversary, the total of premiums paid under the Contract minus all prior surrenders is less than $5,000 and the Accumulated Value is less than $5,000. The $30 fee is a Contract charge and is deducted proportionately from the Subaccounts and the Fixed Account that make up the Contract's Accumulated Value.


(3) The amount shown for Fund Annual Expenses does not reflect a deduction for operating expenses of the Fund, other than the investment advisory fee, because LB and its affiliate, LBVIP, have agreed to reimburse the Fund for these operating expenses. For the fiscal year of the Fund ending December 31, 1998, the Fund was reimbursed approximately $3,975,850 for such operating expenses. See Pages 10-12. The Expense Reimbursement Agreement could be terminated at any time by the mutual agreement of the Fund, LB and LBVIP, but the Fund, LB and LBVIP currently contemplate that the Expense Reimbursement Agreement will continue so long as the Fund remains in existence. If the Expense Reimbursement Agreement were terminated, the Fund would be required to pay these operating expenses, which would reduce the net investment return on the shares of the Fund held by the Subaccounts of the Variable Account.

(4) In these examples, the $30 annual administrative charge is approximated as a 0.01% charge based on LB's average contract size.

THE EXAMPLE SHOWING EXPENSES FOR SURRENDERS AT 1, 3, 5 AND 10-YEAR PERIODS SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


                                  SUMMARY

Please refer to Appendix A at the end of this Prospectus for definitions of several technical terms, which can help you understand details about your Contract. The Summary is an introduction to various topics related to the Contract. For more detailed information on each subject, refer to the appropriate page numbers.

The Contract

Detailed explanations are provided in "The Contracts" - pages 13-18.

Issuance of a Contract. Lutheran Brotherhood issues individual flexible premium variable annuity contracts. In order to purchase a Contract, you must submit an application to us through one of our licensed representatives, who is also a registered representative of LBSC. The Contracts are offered only in situations in which the Annuitant is eligible for membership in Lutheran Brotherhood. The Contract may be sold to or in connection with retirement plans which may or may not qualify for special Federal tax treatment under the Internal Revenue Code. Annuity payments under the Contract are deferred until a selected later date.

The minimum acceptable initial premium is $600 on an annualized basis. We may, at our discretion, waive this initial premium requirement. You may make subsequent premiums under the Contracts, but we may choose not to accept any subsequent premium less than $50.

Free Look Period. You have the right to return the Contract within 10 days after you receive it.

Allocation of Premiums. You may allocate premiums under the Contract to one or more Subaccounts of the Variable Account and to the Fixed Account. The assets of each Subaccount will be invested solely in a corresponding Portfolio of the Fund-

*  Opportunity Growth Portfolio
*  Mid Cap Growth Portfolio
*  World Growth Portfolio
*  Growth Portfolio
*  High Yield Portfolio
*  Income Portfolio
*  Money Market Portfolio

The Accumulated Value of the Contract in the Subaccounts and, except to the extent fixed amount annuity payments have been elected, the amount of annuity payments will vary, primarily based on the investment experience of the Portfolios whose shares are held in the Subaccounts designated. Premiums allocated to the Fixed Account will accumulate at fixed rates of interest declared by us. (See Appendix B.)

On the date we approve the Contract Owner's application, we will transfer from the general account the initial premium (after deduction of any required premium taxes) and any interest accrued during the underwriting period among the Subaccount(s) and/or Fixed Account according to the Contract Owner's instructions. See "The Contracts--Allocation of Premiums." Subsequent premiums will be allocated among the Subaccounts and the Fixed Account in the same proportion as the initial premium, at the end of the Valuation Period in which we receive the subsequent premium

Surrenders. If a Written Notice from you requesting a surrender is received on or before the Maturity Date, we will pay to you all or part of the Accumulated Value of a Contract after deducting any applicable surrender charge. Partial surrenders must be for at least $500, and may be requested only if the remaining Accumulated Value is not less than $1,000. Under certain circumstances the Contract Owner may make surrenders after the Maturity Date.

Transfers. On or before the Maturity Date, you may request the transfer of all or a part of your Contract's Accumulated Value to other Subaccounts or to the Fixed Account. The total amount transferred each time must be at least $500 (unless the total value in the Subaccount or the Fixed Account is less than $500, in which case the entire amount may be transferred). We reserve the right to limit the number of transfers in any Contract Year; although, we will always allow at least two transfers a year. With respect to the Fixed Account, transfers out of the Fixed Account are limited to only one each Contract Year and must be made on or within 45 days after a Contract Anniversary. After the Maturity Date, you may, by Written Notice and only once each Contract Year, change the percentage allocation of variable annuity payments among the available Subaccounts


Charges and Deductions

The following charges and deductions are made in connection with the
Contracts:


Surrender Charge (Contingent Deferred Sales Charge). No charge for sales expense is deducted from premiums at the time premiums are paid. However, if you surrender your Contract in whole or in part before it has been in force for six full Contract Years, we will deduct a surrender charge from the amount surrendered; provided that in each Contract Year, you may surrender without a surrender charge up to 10% of your Contract's Accumulated Value existing at the time the first surrender is made in that Contract Year. The maximum charge is 6% of the Excess Amount and is in effect for the first Contract Year, decreasing thereafer by 1% each subsequent Contract Year. In no event will the total surrender charge on any one Contract exceed 6.5% of total gross premiums paid under the Contract. The surrender charge will also be deducted at the time annuity payments begin except as set forth on pages 19-20.

Administrative Charge. On each Contract Anniversary prior to and including the Maturity Date, we deduct an annual administrative charge of $30 from the Accumulated Value of your Contract. (This charge will be lower to the extent legally required in some states.) No such charge is deducted if on that Contract Anniversary the total amount of premiums paid under the Contract, less the amount of all prior partial surrenders (which includes the amount of related surrender charges), is equal to or greater than $5,000, or the Accumulated Value is greater than $5,000.

Mortality and Expense Risk Charge. A daily mortality and expense risk charge is deducted to compensate LB for assuming certain mortality and expense risks. The charge is deducted from the net assets of the Variable Account. The charge is currently in an amount equal to an annual rate of 1.10% (approximately 0.80% for mortality risk and approximately 0.30% for expense risk) of the average daily net assets of each Subaccount in the Variable Account. We guarantee not to increase the charge above an annual rate of 1.25%.

Investment Advisory Fee of the Fund. Because the Variable Account purchases shares of the Fund, the net assets of the Variable Account will reflect the investment advisory fee incurred by the Fund. LB is paid a daily fee by the Fund for its investment management services equal to an annual rate of 0.40% of the aggregate average daily net assets of the Opportunity Growth, Mid Cap Growth, Growth, High Yield, Income, and Money Market Portfolios. LB also receives a daily investment advisory fee from the Fund equal to 0.85% of the aggregate average daily net assets of the World Growth Portfolio.

Annuity Provisions

See pages 21-22 for more details.

You may select an annuity settlement option or options, and may select whether payments are to be made on a fixed or variable (or a combination of fixed and variable) basis. You may also elect to receive a single sum by surrendering your Contract on the Maturity Date and paying any applicable surrender charge.

Federal Tax Status

For a description of the Federal income tax status of annuities, see Pages 23-24. Generally, a distribution from a Contract before the taxpayer attains age 59 1/2 will result in a penalty tax of 10% of the amount of the distribution which is includable in gross income.

Condensed Financial Information

Condensed financial information derived from the financial statements of the Variable Account is contained in Appendix B.

The financial statements of LB are also contained in the Statement of Additional Information.

Performance Related Information

The Variable Account may advertise certain performance related information concerning the Subaccounts.

Yields

The Variable Account may also advertise the Money Market Subaccount's "yield" and "effective yield". Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Subaccount refers to the income generated by an investment in the Subaccount over a seven-day period (which period will be stated in the advertisement). This income is then "annualized". That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Subaccount is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. The annualized current yield and effective yield for the seven-day base period ended December 31, 1998, was 3.74% and 3.81%, respectively. For more information, see the Statement of Additional Information.

The Variable Account may also advertise for the other Subaccounts yield quotations based on a 30-day (or one month) period, which is computed by dividing the net investment income per Accumulation Unit earned during the period (the net investment income earned by the Fund portfolio attributable to shares owned by the Subaccount less expenses incurred during the period) by the maximum offering price per Accumulation Unit on the last day of the period. The current yield for the 30-day base period ended December 31, 1998 for the High Yield Subaccount was 9.66%. The current yield for the same 30-day base period for the Income Subaccount was 4.48%. For more information, see the Statement of Additional Information.

Total Returns

From time to time, we may advertise the average annual total return quotations for the Subaccounts for the 1-, 5- and 10-year periods computed by finding the average annual compounded rates of return over the 1-, 5- and 10-year periods that would equate the initial amount invested to the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods. If the assumed investment has less than 10 years of performance history, the total return will be shown from Commencement of Operations.

The average annual total returns for the 1-year, 5-year, and 10-year periods through December 31, 1998, and for the period from commencement of operations through December 31, 1998 for the Subaccounts are as follows:

                                  1 Year    5 Year   10 Year   Inception
                                   -----    ------   ------   -------------
Opportunity Growth
   Subaccount (1/18/96)            -9.24%      --         --      2.92%*
Mid Cap Growth
   Subaccount (1/30/98)               --       --         --      4.54%
World Growth Subaccount (1/18/96)   9.24%*     --         --      7.46%*
Growth Subaccount (3/8/88)         20.14%*   20.02%*   17.44%*   15.66%*
High Yield Subaccount (3/8/88)     -7.82%*    5.94%*    9.81%*    9.53%*
Income Subaccount (3/8/88)          2.37%*    5.38%*    8.19%*    7.81%*
Money Market Subaccount (2/18/88)  -1.46%*    3.60%*    4.34%*    4.48%*


*Does not include the annual administrative charge of $30 deducted from any Contract for which the total of premiums paid under such Contract minus all prior surrenders is less than $5,000 and the Accumulated Value is less than $5,000. Inclusion of the administrative charge would reduce the total return figures shown above. Assumes applicable sales charge upon surrender. Premium taxes may apply depending on various states' laws.

Average annual total return quotations assume a steady rate of growth. Actual performance fluctuates and will vary from the quoted results for periods of time with the quoted periods. For more information, see the Statement of Additional Information.

The Variable Account's performance reported from time to time in advertisements and sales literature may be compared with that of other insurance company separate accounts or mutual funds included in the generally accepted indices, analyses or rankings prepared by Lipper Analytical Service, Inc., Standard & Poor's Corporation, Morningstar, Inc., VARDS, Dow Jones or similar independent rating or statistical investment services that monitor the performance of insurance company separate accounts or mutual funds. Performance of the Variable Account may be quoted or compared to rankings, yields or returns as published or prepared by independent rating or statistical services or publishers or publications such as:

The Bank Rate Monitor National Index        Lipper Analytical Services
Barron's                                    Money
Business Week                               Mutual Fund Forecaster
Donoghue's Money Market Fund Report         Newsweek
Financial Services Week                     The New York Times
Financial Times                             Personal Investor
Financial World                             Stanger Report
Forbes                                      Sylvia Porter's Personal Finance
Fortune                                     USA Today
Global Investor                             U.S. News & World Report
Institutional Investor                      The Wall Street Journal
Investor's Daily                            Wiesenberger Investment
Kiplinger's Personal Finance                   Companies Service


                   LUTHERAN BROTHERHOOD, THE VARIABLE ACCOUNT
                                AND THE FUND

Lutheran Brotherhood


Lutheran Brotherhood issues the Contracts. We are a fraternal benefit society owned and operated for our members. We were founded in 1917 under Minnesota law. We are currently licensed to transact life insurance business in all 50 states and the District of Columbia. At the end of 1998, we had total assets of approximately $20.551 billion.


To help us meet capitalization requirements of various states, LB has invested approximately $115.8 million in LBVIP. LB may invest additional amounts in LBVIP in the future but is not currently legally obligated to do so. The assets of LB do not support the benefits payable under the Contracts described in this Prospectus.

We are subject to regulation by the Insurance Division of the State of Minnesota as well as by the insurance departments of all the other states and jurisdictions in which we do business. We submit annual reports on our operations and finances to insurance officials in such states and jurisdictions. The forms of Contracts described in this Prospectus are filed with and (where required) approved by insurance officials in each state and jurisdiction in which Contracts are sold. We are also subject to certain Federal securities laws and regulations.

The Variable Account

The Variable Account is a separate account of LBVIP, established by our Board of Directors in 1987 pursuant to the laws of the State of Minnesota. The Variable Account meets the definition of a "separate account" under the federal securities laws. We have caused the Variable Account to be registered with the Securities and Exchange Commission (the "SEC") as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). This registration does not involve supervision by the SEC of the management or investment policies or practices.

The assets of the Variable Account are owned by us, and we are not a trustee with respect to such assets. However, the Minnesota laws under which the Variable Account was established provide that the Variable Account shall not be chargeable with liabilities arising out of any other business we may conduct. We may transfer to our general account assets of the Variable Account which exceed the reserves and other liabilities of the Variable Account.

Income and realized and unrealized gains and losses from each Subaccount of the Variable Account are credited to or charged against that Subaccount without regard to any of our other income, gains or losses. We may accumulate in the Variable Account the charge for expense and mortality risk, mortality gains and losses and investment results applicable to those assets that are in excess of net assets supporting the Contracts.

LB Series Fund, Inc.


You may allocate the premiums paid under the Contract to one or more of the Subaccounts of the Variable Account. We invest the assets of each Subaccount in a corresponding Portfolio of the Fund. The Subaccounts and corresponding Portfolios of the Fund are:

  Subaccount                            Corresponding Portfolio
  ----------                            -----------------------
  Opportunity Growth Subaccount         Opportunity Growth Portfolio
  Mid Cap Growth Subaccount             Mid Cap Growth Portfolio
  World Growth Subaccount               World Growth Portfolio
  Growth Subaccount                     Growth Portfolio
  High Yield Subaccount                 High Yield Portfolio
  Income Subaccount                     Income Portfolio
  Money Market Subaccount               Money Market Portfolio

The Portfolios of the Fund each have an investment objective:

Opportunity Growth Portfolio. To achieve long-term growth of capital by investing primarily in a professionally managed diversified portfolio of smaller capitalization common stocks.

Mid Cap Growth Portfolio. To achieve long-term growth of capital by investing primarily in a professionally managed diversified portfolio of common stocks of companies with medium market capitalizations.

World Growth Portfolio. To achieve long-term growth of capital by investing primarily in a professionally managed diversified portfolio of common stocks of established, non-U.S. companies.

Growth Portfolio. To achieve long-term growth of capital through investment primarily in common stocks of established corporations that appear to offer attractive prospects of a high total return from dividends and capital appreciation.

High Yield Portfolio. To achieve a higher level of income through a diversified portfolio of high yield securities ("junk bonds") which involve greater risks than higher quality investments, while also considering growth of capital as a secondary objective.

Income Portfolio. To achieve a high level of income over the longer term while providing reasonable safety of capital through investment primarily in readily marketable intermediate- and long-term fixed income securities.


Money Market Portfolio. To achieve the maximum current income that is consistent with stability of capital and maintenance of liquidity through investment in high-quality, short-term debt obligations.

We cannot assure that the Portfolios of the Fund will achieve their respective investment objectives.

As custodian for the Variable Account, we will hold shares of the Fund purchased by each Subaccount of the Variable Account.


The Fund is designed to provide an investment vehicle for variable annuity and variable life insurance contracts. Shares of the Fund are sold to other insurance company separate accounts of LB and separate accounts of our indirect subsidiary, Lutheran Brotherhood Variable Insurance Products Company ("LBVIP"). The Fund may, in the future, create new portfolios. It is conceivable that in the future it may be disadvantageous for both variable annuity separate accounts and variable life insurance separate accounts and for LBVIP and LB to invest simultaneously in the Fund, although we do not foresee any such disadvantages to either variable annuity or variable life insurance contract owners. The management of the Fund intends to monitor events in order to identify any material conflicts between such contract owners and to determine what action, if any, should be taken in response. Such action could include the sale of Fund shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example:

     *  Changes in state insurance laws
     *  Changes in Federal income tax law
     *  Changes in the investment management of the Fund
     * Differences in voting instructions between those given by the contract owners from the different separate accounts


In addition, if we believe the Fund's response to any of those events or conflicts insufficiently protects Contract Owners, we will take appropriate action on our own.

The Fund is registered with the SEC under the 1940 Act as a diversified, open-end management investment company (commonly called a "mutual fund"). This registration does not involve supervision by the SEC of the management or investment practices or policies of the Fund. Shares of the Fund may be sold to other separate accounts, and the Fund may in the future create new Portfolios.

The Variable Account will purchase and redeem shares from the Fund at net asset value. Shares will be redeemed to the extent necessary for us to collect charges under the Contracts, to make payments upon surrenders, to provide benefits under the Contracts, or to transfer assets from one Subaccount to another as requested by Contract Owners. Any dividend or capital gain distribution received from a Portfolio of the Fund will be reinvested immediately at net asset value in shares of that Portfolio and retained as assets of the corresponding Subaccount.


The Fund receives investment advice with respect to each of its Portfolios from LB, which also acts as investment adviser to the Fund. LB is a registered investment adviser under the Investment Advisers Act of 1940. LB charges the Fund a daily investment advisory fee equal to an annual rate of 0.40% of the aggregate average daily net assets of the Money Market, Income, High Yield, Growth, Mid Cap Growth, and Opportunity Growth Portfolios. LB also charges the Fund an annual investment advisory fee equal to 0.85% of the aggregate average daily net assets of the World Growth Portfolio.

LB has engaged T. Rowe Price Associates, Inc. ("T. Rowe Price") as investment Sub-adviser for the Opportunity Growth Portfolio. T. Rowe Price was founded in 1937 and has its principal offices in Baltimore, Maryland. As of December 31, 1998, T. Rowe Price and its affiliates managed over $148 billion. Richard T. Whitney, Managing Director of T. Rowe Price, is primarily responsible for day-to-day management of the Opportunity Growth Portfolio and developing and executing the Portfolio's investment program.

LB pays this Sub-adviser an annual fee for its sub-advisory services to the Opportunity Growth Portfolio. The fee payable is equal to 0.30% of that Portfolio's average daily net assets.

LB has engaged Rowe Price-Fleming International, Inc., ("Price-Fleming") as investment Sub-adviser for the World Growth Portfolio. Price-Fleming was founded in 1979 as a joint venture between T. Rowe Price Associates, Inc. and Robert Fleming Holdings Limited. Price-Fleming is one of the world's largest international mutual fund asset managers with approximately the U.S. equivalent of $32 billion under management as of December 31, 1998 in its offices in Baltimore, London, Tokyo and Hong Kong. Price-Fleming has an investment advisory group that has day-to-day responsibility for managing the World Growth Portfolio and developing and executing the Portfolio's investment program.

LB pays this Sub-adviser an annual fee for its sub-advisory services to the World Growth Portfolio. The fee payable is equal to a percentage of each Portfolio's average daily net assets. The percentage varies with the size of the Portfolio's net assets, decreasing as the Portfolio's assets increase. The formula for determining the sub-advisory fee is described fully in the prospectus for the Fund. (See the LB Series Fund, Inc. Prospectus which is included in the latter half of this booklet.)

You should periodically evaluate your allocation among the Subaccounts in light of current market conditions and the investment risks associated with investing in the Fund's various Portfolios. A full description of the Fund, its investment objectives, policies and restrictions, its expenses, the risks associated with investing in the Fund's Portfolios and other aspects of the Fund's operation is contained in the accompanying LB Series Fund, Inc. Prospectus, which should be carefully read in conjunction with this Prospectus.

Addition, Deletion or Substitution of Investments

We reserve the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares that are held in the Variable Account or that the Variable Account may purchase. If Portfolio shares of the Fund are no longer available for investment or if in our judgment further investment in any Portfolio should become inappropriate in view of the purposes of the Variable Account, we may redeem the shares, if any, of that Portfolio and substitute shares of another registered open-end management company. We will not substitute any shares attributable to a Contract interest in a Subaccount of the Variable Account without notice and prior approval of the SEC and state insurance authorities, to the extent required by applicable law.

We also reserve the right to establish additional Subaccounts of the Variable Account, each of which would invest in shares corresponding to a new Portfolio of the Fund or in shares of another investment company having a specified investment objective. Subject to applicable law and any required SEC approval, we may, in our sole discretion, establish new Subaccounts or eliminate one or more Subaccounts if marketing needs, tax considerations or investment conditions warrant. Any new Subaccounts may be made available to existing Contract Owners on a basis to be determined by us.


If any of these substitutions or changes are made, we may by appropriate endorsement change the Contract to reflect the substitution or change. If we deem it to be in the best interest of Contract Owners and Annuitants, and subject to any approvals that may be required under applicable law, the Variable Account may be operated as a management company under the 1940 Act, it may be deregistered under that Act if registration is no longer required, or it may be combined with other LBVIP separate accounts.


                                THE CONTRACTS

Purchasing a Contract

You purchase a Contract by submitting an application to us through one of our licensed representatives who is also a registered representative of LBSC. In your application you select the features of your Contract, including:

* The amount of your initial premium. This premium must be at least $600 on an annualized basis, though we may choose to waive this requirement.

* How you plan to pay premiums after the initial premium. We may require any such premium to be at least $50.

* How you want your premiums allocated among the Subaccount(s) and/or Fixed Account.

* Your age at the time you want annuity payments to begin. This will establish the Maturity Date, which must be a Contract Anniversary at least three years after the Date of Issue.

* The beneficiary to receive the benefit payable upon the death of the Annuitant.

Processing your Application

We will process your application after we have received both it and your initial premium. Your contract's Date of Issue will be the date on which we receive the initial premium. If we determine that your application is in good order, we will approve it within two days after the Date of Issue. If we determine that the application is not in good order, we will attempt to complete it within five business days. If the application is not complete at the end of this period, we will tell you the reason for the delay and inform you that we will return the initial premium to you unless you specifically consent to our keeping it until the application is complete.

Allocation of Premium

If we approve your application on the Date of Issue, we will allocate the initial premium among the Subaccount(s) and/or the Fixed Account according to your application on that date. Otherwise, we will deposit your initial premium in our general account where it will earn interest at a rate which we determine. The interest and any cost of crediting interest will be paid by us, not other Contract Owners. On the date we approve your application, we will allocate your initial premium (including any interest earned while in the general account) among the Subaccount(s) and/or the Fixed Account according to your application. If any premium taxes are required, we will deduct them from the initial premium prior to making any allocation among the Subaccount(s) and/or the Fixed Account.

The allocation percentages which you select must be in whole numbers and their sum must be 100% We reserve the right to adjust allocation percentages to eliminate fractional percentages. Premiums which you pay after the initial premium are allocated at the end of the Valuation Period in which we receive them using the allocation percentages specified in your application. You may change the allocation percentages for future premiums without charge and at any time by giving us Written Notice or, if you have completed the Telephone Transaction Authorization Form, by telephone. Any change will apply to all future premiums unless you request another change.


The values in the Subaccounts of the Variable Account will vary with the investment experience of the corresponding Portfolios. You bear the entire investment risk of your contract. You should periodically review your allocations of premiums in light of market conditions and your overall financial objectives.

Free Look Period

After you receive your contract, you have a "free look" period of 10 days (20 days in Nevada and North Carolina; 30 days if you are age 60 or over and reside in California) to decide if you want to keep it. If you decide to cancel the contract within the free look period, you may do so by returning it to us or to the representative through home you bought it. When we receive the contract at our Home Office, we will cancel it and refund to you an amount which depends on the state in which your contract was issued.


In Michigan, North Carolina, Nevada, South Carolina and Washington, we will refund all premiums which you have paid. In Pennsylvania, we will refund the sum of:

(a) The difference between the premiums paid and the amounts allocated to the Variable and Fixed Accounts; and
(b) The Accumulated Value on the day the contract is first received by us or our representative.

In all other states, we will refund the sum of:

(a) The Accumulated Value on the date the returned contract is received by us or our representative;
(b)  Any charges we made for premium taxes; and
(c) The amount attributable to your contract for risk charges and taxes, if any, deducted from the Variable Account, and for advisory fees charged against the net asset value in the Fund portfolios.

In addition to the "free look" period described, the Employee Retirement Income Security Act of 1974 ("ERISA") grants certain revocation rights to contracts issued as individual retirement annuities ("IRA"s). If your contract is an IRA and you revoke it under the rights granted by ERISA, we will refund all premiums which you have paid regardless of the state in which the contract was issued.


Accumulated Value, Accumulation Units, and Accumulation Unit Value

Accumulated Value. Your Contract's value is expressed as its Accumulated Value. On or before the Maturity Date, Your Contract's Accumulated Value is the sum of:


*  The amount which your contract has in the Fixed Account; and
* The amounts which your contract has in each of the Subaccounts. Amounts in the Subaccounts are calculated at the end of each Valuation Period as follows:

   * First, we calculate the Accumulation Unit Value for each Subaccount. This calculation recognizes those actions and events occurring during the current Valuation Period which affect the total dollar value of the Subaccount without affecting the number of Accumulation Units held by the Subaccount. (See Accumulation Unit Value below.)
   * Next, Contract transactions for the current Valuation Period are made. These transactions in and out of each Subaccount are done in terms of buying and selling Accumulation Units of the Subaccount at the current
     (i.e. newly-calculated) Accumulation Unit Value for the Subaccount.
   * Finally, we calculate the amount which your contract has in each Subaccount by multiplying your number of Accumulation Units in the Subaccount by the current Accumulation Unit Value for the Subaccount.

The Accumulated Value calculated at the end of a Valuation Period applies to all days in that period, including days which are not Valuation Days. Your Contract's Accumulated Value will reflect the investment experience of the chosen Subaccounts of the Variable Account, any amount of value in the Fixed Account, any premiums that you pay, any surrenders you make, and any charges we assess in connection with the Contract. There is no guaranteed minimum Accumulated Value, and, because a Contract's Accumulated Value on any future date depends upon a number of variables, it cannot be predetermined.

Determination of Number of Accumulation Units.


Transactions in and out of a Subaccount are made by buying or selling Accumulation Units of the Subaccount at the Subaccount Accumulation Unit Value.


Your contract buys Accumulation Units in a Subaccount when:

*  You allocate premiums to that Subaccount; or
* You transfer Accumulated Value into that Subaccount from another Subaccount or from the Fixed Account.

Accumulation Units in a Subaccount are sold when:

* You transfer Accumulated Value out of that Subaccount into another Subaccount or the Fixed Account;
*  You make a surrender from that Subaccount; or
*  We deduct all or part of the Administrative Charge from that Subaccount.

Accumulation Unit Value. A Subaccount's Accumulation Unit Value is the unit price that is used whenever Accumulation Units of the Subaccount are bought or sold. Accumulation Unit Values may increase or decrease during each Valuation Period. We re-determine the Accumulation Unit Value for each Subaccount at the end of each Valuation Period before making any transactions for that period that would affect the number of units held in the Subaccount. Each Subaccount's Accumulation Unit Value is calculated as the total dollar value of that Subaccount divided by the total number of Accumulation Units held by that Subaccount for all contracts (including Accumulation Units held as reserves for variable annuities). The total dollar value of a Subaccount is:

(a) the net asset value of the corresponding Portfolio of the Subaccount at the end of the current Valuation Period, plus

(b) the amount of any dividend or capital gain distribution declared by the Portfolio if the "ex-dividend" date occurs during the current Valuation Period, plus or minus

(c) a charge or credit for any taxes reserved which we determine to be a result of the investment operation of the Portfolio, minus


(d) the mortality and expense risk charge. This charge is currently 0.003014% (but guaranteed never to exceed 0.003425%) of the net assets of the Subaccount for each day during the current Valuation Period (see pages 20-21).

Minimum Accumulated Value

We require your contract to maintain a minimum Accumulated Value. The amount which must be maintained depends on your premium paying history as follows:

(a) At the end of any 24-month period which you pay no premiums, your Accumulated Value must be at least $1000 after all contract charges have been applied.
(b) If you pay at least one premium every 24-months, we require only that the Accumulated Value always be sufficient to cover the contract's administrative charge (see pages 19-20).

If we know that your contract will not meet these requirements on an upcoming Contract Anniversary, we will notify you 60 days before that anniversary and inform you of the minimum dollar amount which you must pay to keep the contract in force. If you fail to pay at least that amount, we will terminate your contract on the Contract Anniversary. If we do so because your contract failed to meet Requirement (a), we will pay you the remaining Accumulated Value. If your contract fails to meet Requirement (b) your contract terminates without value.

Death Benefit Before the Maturity Date

If the Annuitant dies before the Maturity Date, the Beneficiary will be entitled to receive the contract's death benefit.

The amount of the death benefit will be the greatest of:

*  The Accumulated Value on the date we calculate the death benefit
* The sum of all premiums we received for the contract, less the amount of all partial surrenders (including any applicable charges) which you made; and
* The Accumulated Value on the preceding Minimum Death Benefit Date plus the sum of the premiums we received for the contract after that date, less the amount of any partial surrenders (including any applicable charges) which you made after that date. The first Minimum Death Benefit Date is the Date of Issue of this contract. Thereafter, Minimum Death Benefit Dates occur every six years on the Contract Anniversary.


We calculate the death benefit on the later of:

(a)  The date we receive both proof of the Annuitant's death; and
(b) The date we receive a written request from the Beneficiary for either a single sum payment or a settlement option.

If the Beneficiary requests a single sum payment, we will pay the death benefit within seven days after the date we calculate it. If the beneficiary requests a settlement option, it must be an option that you could have selected before the Maturity Date, and the option must provide that either:


a) The principal and interest are completely distributed within five years after the date of death; or


b) If the beneficiary is a natural person, distribution of the principal and interest is made by means of a periodic payment which begins within one year after the date of death and is not guaranteed for a period which extends beyond the life expectancy of the beneficiary.

If we do not receive a written request from the beneficiary within one year from the date of the Annuitant's death, we will deem the Beneficiary to have requested a single sum payment. Any proceeds not subsequently withdrawn will be paid in a lump sum on the date five years after the date of death. (If the Beneficiary is your spouse, he or she may, to the extent permitted by law, elect to continue the contract in force, in which case your spouse will become and be treated as the Annuitant.)

If your contract was issued in connection with a Qualified Plan, additional restrictions on the manner of payment of the death benefit may apply. Any such restrictions will be stated in the contract or the plan documents. Purchasers acquiring contracts pursuant to Qualified Plans should consult qualified pension or tax advisers.

Death Benefit After the Maturity Date

If the annuitant dies while we are paying you an annuity income under a settlement option, any death benefit payable will depend on the terms of the settlement option. If a death benefit is payable, the beneficiary may elect to receive the proceeds in the form of a settlement option, but only if the payments are paid at least as rapidly as payments were being paid under the settlement option in effect on the date of death. If your contract was issued in connection with a Qualified Plan, additional restrictions on the manner of payment of the death benefit may apply.

Surrender (Redemption)


On or before the Maturity Date, you may surrender all or part of your contract's Accumulated Value by giving us Written Notice. Any surrender which you request will be made at the end of the Valuation Period during which the requirements for surrender are completed. We will pay you the proceeds from a surrender within seven days after the surrender is made. The proceeds will be the amount surrendered less any surrender charge and premium tax due (see pages 19-20).


A surrender reduces your Accumulated Value by the amount surrendered. For amounts surrendered from a Subaccount, this is done by selling Accumulation Units of the Subaccount. For partial surrenders, we allocate the surrender among the Subaccounts and the Fixed Account so that all accounts are reduced in value by the same percentage. With our approval, you may specify a different allocation for a partial surrender.

A partial surrender must be at least $200. and must not reduce the remaining Accumulated Value to less than $1,000. When you request a partial surrender, you specify the amount which you want to receive as a result of the surrender. If there are no surrender charges, withholding taxes or premium taxes associated with the surrender, the amount surrendered will be the amount which you request. Otherwise, the amount surrendered will be the amount necessary to provide the amount requested after we apply the surrender charge and any withholding and premium taxes.

After the Maturity Date, your contract does not have an Accumulated Value which can be surrendered. However, if you are receiving annuity payments under certain settlement options, surrender may be allowed. Surrender is not allowed if your settlement option involves a life income or if you agreed not to revoke or change the option once annuity payments begin. For other settlement options, the amount available for surrender will be the commuted value of any unpaid annuity payments computed on the basis of the assumed interest rate incorporated in the annuity payments.


For all surrenders, you should consider the tax implications of a surrender before you make a surrender request. See pages 24-25.

Transfers

On or before the Maturity Date, you may request the transfer of all or a part of your contract's Accumulated Value among the Subaccounts of the Variable Account and the Fixed Account.

You can request a transfer in two ways:
1)  By giving us written notice
2)  By telephone after completing a Telephone Transaction Authorization
    Form.


We will make the transfer without charge at the end of the Valuation period during which we receive your request. For transfers from the Fixed account to a Subaccount of the Variable Account, the amount taken from the Fixed Account is used to buy Accumulation Units of the chosen Subaccount. For transfers from a Subaccount, Accumulation Units of the Subaccount are sold and the resulting dollar amount is, depending on your request, either transferred to the Fixed Account or used to buy Accumulation Units of another Subaccount.

Transfers are subject to the following conditions:

* The total amount transferred must be at least $200. However, if the total value in a Subaccount or the Fixed Account is less than $200, the entire amount may be transferred.
* We reserve the right to limit the number of transfers in each Contract Year. However, we will always allow at least two transfers per Contract Year. (For contracts issued in Texas, we allow twelve transfers per Contract Year.)
* In any Contract Year, only one of your allowed transfers may be from the Fixed Account. Any transfer from the Fixed Account must be made on or within 45 days after a Contract Anniversary.

Transfers will also be subject to any conditions which the Portfolio whose shares are involved may impose,

After the Maturity Date, you may, by Written Notice and only once each Contract Year, change the percentage allocation of variable annuity payments among the available Subaccounts.

Telephone Transfers

Telephone transfers are available when you complete the Telephone Transaction Authorization Form. If you elect to complete the Telephone Transaction Authorization Form, you thereby agree that we, our agents and employees will not be liable for any loss, liability cost or expense when we, our agents and employees act in accordance with the telephone transfer instructions that have been properly received and recorded on voice recording equipment. If a telephone authorization or instruction, processed after you have completed the Telephone Transaction Authorization Form, is later determined not to have been made by you or was made without your authorization, and a loss results from such unauthorized instruction, you bear the risk of this loss. We will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. In the event we do not employ such procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. Such procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of such instructions and/or tape recording telephone instructions.

Special Transfer Service -- Dollar Cost Averaging


We administer a dollar cost averaging program which enables you to pre-authorize the periodic transfer of predetermined dollar amounts from the Money Market Subaccount to as many of the other Subaccounts or to the Fixed Account as you specify. This program is generally suitable if you are making a substantial deposit to your Contract and wish to use the other Subaccounts or the Fixed Account investment option, but desire to control the risk of investing at the top of a market cycle. This program allows such investments to be made in equal installments over time in an effort to reduce such risk. Dollar cost averaging does not guarantee that the Variable Account will gain in value, nor will it protect against a decline in value if market prices fall. However, if you can continue to invest regularly throughout changing market conditions, it can be an effective strategy to help meet your long-term goals.


If you are interested in the dollar cost averaging program you may obtain an application and full information concerning the program and its restrictions from us. If you enter into a dollar cost averaging agreement with us, it will continue until the amount in the Money Market Subaccount is exhausted or you terminate the agreement.

Assignments

Assignment is the transfer of contract ownership from one party to another. If a Contract is used in a Qualified Plan and the Contract Owner is a trust, custodian or employer, then the Contract Owner may transfer ownership to the Annuitant. Otherwise, the Contract may not be sold, assigned, discounted or pledged as collateral for a loan or as security for performance of an obligation or for any other purpose to any person other than LB.

If the Contract is not used in a Qualified Plan, then ownership may be transferred, but not to a natural person, and the Contract may be assigned as Collateral.

We are not bound by an assignment unless it is in writing and filed at our Home Office. We are not responsible for the validity or effect of any assignment.


You should consider the tax implications of an assignment. See pages 24-25.


Contract Owner, Beneficiaries and Annuitants

Unless another owner is named in the application, the Annuitant is the owner of the Contract and may exercise all of the owner's rights under the Contract.

The Contract Owner may name a Beneficiary to receive the death benefit payable under the Contract. If the Beneficiary is not living on the date payment is due or if no Beneficiary has been named, the death benefit will be paid to the estate of the Annuitant.

The owner may change the Beneficiary by giving us Written Notice of the change. The change will not be effective until we receive your Written Notice at our Home Office. Once we receive it, the change will be effective as of the date on which you signed the notice. However, the change will not affect any payments made or actions taken by us before we received your notice, and we will not be responsible for the validity of any change.


                           CHARGES AND DEDUCTIONS

Surrender Charge (Contingent Deferred Sales Charge)


We do not deduct a charge for sales expenses from premiums at the time premiums are paid. Instead, we deduct a charge at the time you surrender all or part of the your Accumulated Value. This surrender charge applies only during the first six Contract Years. During those years, we calculate the surrender charge as a percentage of the amount which you surrender, subject to certain exceptions noted below.

Surrender Charges

                 Contract Year        Percent Applied
                 -------------        ---------------
                       1                     6%
                       2                     5%
                       3                     4%
                       4                     3%
                       5                     2%
                       6                     1%

After Contract Year 6 there is no charge for making surrenders. In addition, during the first six Contract Years we will limit or waive surrender charges as follows:

* Cumulative Percent-of-Premium Limit. For all surrenders, we will limit the Surrender Charge so that on any date, the sum of all surrender charges applied to that date will not exceed 6.5% of the total of premiums you have paid to that date.
* Surrenders Paid Under Certain Settlement Options. For surrenders which you make after Contract Year 3, there is no surrender charge applied to amounts which you elect to have paid under:

   1) A settlement option for a fixed amount or a fixed period (including Option 3V described on page 21) if the payments will be made for at least five years and you agree at the time of settlement that after the first payment is made, you may not revoke or change the settlement option.
   2) Options which involve a life income, including Option 4V or 5V described on Page 21.

* Ten Percent Free Each Contract Year. In each Contract Year, you may surrender without a Surrender Charge up to 10% of the Accumulated Value existing at the time of your first surrender made in that Contract Year. This "Ten Percent Free" is not cumulative. For example, if you make no surrenders during the first three Contract Years, the percentage of Accumulated Value which you may surrender without charge in the fourth Contract Year is 10%, not 40%.
* Total Disability of the Annuitant. There is no surrender charge if the Annuitant is totally disabled (as defined in your contract) on the date of a surrender.

Certain surrenders are subject to a 10% Federal tax penalty on the amount of income withdrawn. See pages 23-27.


If surrender charges are not sufficient to cover our sales expenses, we will bear the loss; conversely, if the amount of such charges proves more than enough, we will retain the excess (see "Sufficiency of Charges" below). We do not currently believe that the surrender charges we impose will cover our expected costs of distributing the Contracts.

Administrative Charge


Your Contract includes an annual administrative charge of $30 (or less, if required by the state where your contract is issued) to help us cover the expenses we incur in administrating your contract, the Variable Account and the Subaccounts. On each Contract Anniversary prior to and including the Maturity Date, we will determine if this charge will be applied to your contract. We apply the charge only on Contract Anniversaries on which the sum of premiums you have paid less the amount of any Partial Surrenders you have made is less than $5,000 and the Accumulated Value is less than $5,000. We deduct the charge from your Accumulated Value, allocating the deduction among the Subaccounts and the Fixed Account so that all accounts are reduced in value by the same percentage. Any such deduction from a Subaccount is made by selling Accumulation Units of the Subaccount. With our approval, you may specify a different allocation for the administrative charge.


Mortality and Expense Risk Charge

We assume certain financial risks associated with the contracts. Those risks are of two basic types:

* Mortality Risk. This includes our risk that (1) Death Benefits paid before the Maturity Date will be greater than the Accumulated Value available to pay those benefits, and (2) annuitant payments involving life incomes will continue longer than we expected due to lower than expected death rates of the persons receiving them.

* Expense Risk. This is the risk that the expenses we incur to issue and maintain contracts will exceed the charges that we make to cover those expenses.


As compensation for assuming these risks, we deduct a daily mortality and expense risk charge from the average daily net assets in the Variable Account. The current charge (0.003014% per day) is equal to an annual rate of 1.10% (approximately 0.80% for mortality risk and 0.30% for expense risk) of the average daily net assets of each Subaccount in the Variable Account. We may change this charge in the future, but we guarantee that it will never exceed an annual rate of 1.25% (0.003425% per day).


If the mortality and expense risk charge is insufficient to cover the actual cost of the mortality and expense risk assumed by us, we will bear the loss. We will not reduce annuity payments or increase the administration charge to compensate for the insufficiency. If the mortality and expense risk charge proves more than sufficient, the excess will be profit available to us for any appropriate corporate purpose including, among other things, payment of sales expenses. See "Sufficiency of Charges" below.

Investment Advisory Fee of the Fund


Because the Variable Account purchases shares of the Fund, the net assets of the Variable Account will reflect the investment advisory fee incurred by the Fund. LB is paid a daily fee by the Fund for its investment management services equal to an annual rate of 0.40% of the aggregate average daily net assets of the Money Market Portfolio, Growth Portfolio, Mid Cap Growth Portfolio, Income Portfolio, High Yield Portfolio and Opportunity Growth Portfolio, and 0.85% of the aggregate average daily net assets of the World Growth Portfolio. See pages 10-12, and the accompanying current LB Series Fund, Inc. Prospectus.

Taxes

Currently, no charge will be made against the Variable Account for Federal income taxes. We may, however, make such a charge in the future if income or gains within the Variable Account will result in any Federal income tax liability to us. Charges for other taxes, if any, attributable to the Variable Account may also be made. See page 23.


Sufficiency of Charges

If the amount of all charges assessed in connection with the contracts as described above is not enough to cover all expenses incurred in connection therewith, we will bear the loss. Any such expenses borne by us will be paid out of our general account which may include, among other things, proceeds derived from mortality and expense risk charges deducted from the Variable Account. Conversely, if the amount of such charges proves more than enough, we will retain the excess.


ANNUITY PROVISIONS

Maturity Date

The Maturity Date is the date on which we begin paying you your contract's annuity income. This date is based on the maturity age which you specify in your application. You may change the Maturity Date by giving us Written Notice at least 30 days before both the Maturity Date currently in effect and the new Maturity Date. The new date selected must satisfy our requirements for a Maturity Date and any requirements that may be imposed by the state in which your contract was issued.

Maturity Proceeds


The proceeds available on the Maturity Date will be the amount provided by surrendering your contract's entire Accumulated Value on that date. If the Maturity Date occurs within the first six Contract Years, surrender charges will be deducted from the Accumulated Value if they apply. Premium taxes will also be deducted if they apply (see pages 19-20).


We will pay you the proceeds at maturity according to the annuity settlement option which you select. However, we will pay the proceeds in a single sum if the Accumulated Value on the Maturity Date is less than $2,000 or if you elect to receive the proceeds in a single sum. If we pay you proceeds in a single sum, your contract will terminate on the Maturity Date.

If you have not selected either a settlement option or a single sum payment by the Maturity Date, we will pay proceeds of $2,000 or more using a fixed annuity, life income with 10-year guarantee period.

Settlement Options

You may elect to have proceeds paid to you under an annuity settlement option or a combination of options. Under each option, you may choose whether annuity payments are to be made on a fixed or variable basis. You may change your choice of settlement option by giving us Written Notice at least 30 days before the Maturity Date.

The fixed annuity settlement options available to you are described in your contract but are not summarized here. The variable annuity settlement options which your contract offers are as follows:

Option 3V--Income for a Fixed Period. Under this option, we pay an annuity income for a fixed number of years, not to exceed 30.

Option 4V--Life Income with Guaranteed Period. Under this option, we pay an annuity income for the lifetime of the payee. If the payee dies during the guaranteed period, payments will be continued to the end of that period and will be paid to the Beneficiary. You may select a guaranteed period of 10 or 20 years. You may not revoke or change the option once annuity payments begin.

Option 5V--Joint and Survivor Life Income with Guaranteed Period. Under this option, we pay an annuity income for as long as at least one of two payees is alive. If both payees die during the guaranteed period, payments will be continued to the end of that period and will be paid to the Beneficiary. You may select a guaranteed period of 10 or 20 years. You may not revoke or change the option once annuity payments begin.

In addition to these options, proceeds may be paid under any other settlement option which you suggest and to which we agree.

Frequency of Annuity Payments

Annuity payments under a settlement option will be paid at monthly intervals unless you and we agree to a different payment schedule. If annuity payments would be or become less than $25 ($20 for contracts issued in the state of Texas) if a single settlement option is chosen, or $25 ($20 for contracts issued in the state of Texas) on each basis if a combination of variable and fixed options is chosen, we may change the frequency of payments to intervals that will result in payments of at least $25 ($20 for contracts issued in the state of Texas) each from each option chosen.

Amount of Variable Annuity Payments

The amount of the first variable annuity payment is determined by applying the proceeds to be paid under a particular settlement option to the annuity table in the contract for that option. The table shows the amount of the initial annuity payment for each $1,000 applied.

Subsequent variable annuity payments vary in amount according to the investment experience of the selected Subaccount(s). Assuming annuity payments are based on the unit values of a single Subaccount, the dollar amount of the first annuity payment (as determined above) is divided by the Annuity Unit Value as of the Maturity Date to establish the number of Annuity Units representing each annuity payment. This number of Annuity Units remains fixed during the annuity payment period. The dollar amount of the second and subsequent variable annuity payments is not predetermined and may change from payment to payment. The dollar amount of the second and each subsequent variable annuity payment is determined by multiplying the fixed number of Annuity Units by the Annuity Unit Value (see "Subaccount Annuity Unit Value" below) with respect to such Subaccount at the end of the last Valuation Date of the period with respect to which the payment is due. If the payment is based upon the Annuity Unit Values of more than one Subaccount, the procedure described here is repeated for each applicable Subaccount and the sum of the payments based on each Subaccount is the amount of the annuity payment.

The annuity tables in the contracts are based on the mortality table specified in the contract. Under these tables, the longer the life expectancy of the Annuitant under any life annuity option or the duration of any period for which payments are guaranteed under the option, the smaller will be the amount of the first monthly variable annuity payment. We guarantee that the dollar amount of each fixed and variable annuity payment after the first payment will not be affected by variations in expenses or in mortality experience from the mortality assumptions used to determine the first payment.

Subaccount Annuity Unit Value

A Subaccount's Annuity Unit Value is used to determine the dollar value of annuity payments based on Annuity Units of the Subaccount. Annuity Unit Values may increase or decrease during each Valuation Period. We re-determine the Annuity Unit Value for each Subaccount at the end of each Valuation Period before making any transactions for that period that would affect the number of units held in the Subaccount. Each Subaccount's Annuity Unit Value is equal to (a) times (b) times (c) where:

(a) Is that Subaccount's Annuity Unit Value at the end of the immediately preceding Valuation Period.
(b)  Is that Subaccount's investment factor for the current Valuation
     Period.
(c) Is a discount factor equivalent to an assumed investment earnings rate of 3 1/2% per year.

The investment factor used in (b) measures the investment performance of the Subaccount during the Valuation Period. It is equal to the Subaccount's Accumulation Unit Value at the end of the Valuation Period divided by the Subaccount's Accumulation Unit Value at the end of the immediately preceding Valuation Period.


The discount factor used in (c) offsets the effect of the assumed investment earnings rate of 3.5% per year that is built into the annuity tables in the contracts. This means that, if the investment factor calculated in (b) were equivalent to an annual rate of 3.5%, (b) times (c) would be equal to one, the Annuity Unit Value would remain constant and the corresponding annuity payments would be level.



                            GENERAL PROVISIONS

Postponement of Payments

We may defer payment of any surrender, death benefit or annuity payment amounts that are in the Variable Account if:

(a) The New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC, or
(b) An emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Variable Account's net assets. Transfers and allocations of Accumulated Value to and from the Subaccounts of the Variable Account may also be postponed under these circumstances.

Payment by Check.


If a payment which we make to you depends on the premiums you pay by check, our payment may be delayed until your check has cleared your bank.


Reports to Contract Owners

At least once each year we will send you a report showing the value of your contract. The report will include the Accumulated Value and any additional information required by law. Values shown will be for a date no more than two months prior to the date we mail the report.

Contract Inquiries

Inquiries regarding a contract may be made by writing to us at our Home Office, 625 Fourth Avenue South, Minneapolis, Minnesota 55415.


                            FEDERAL TAX STATUS

Introduction

The ultimate effect of Federal income taxes on a Contract's Accumulated Value, on annuity payments and on the economic benefit to the Contract Owner, the Annuitant or the Beneficiary depends upon the tax status of such person, LB, and, if the Contract is purchased under a retirement plan, upon the type of retirement plan and upon the tax and employment status of the individual concerned. The discussion contained herein is general in nature and is not intended as tax advice. No attempt is made to consider any applicable state or other tax laws. Moreover, the discussion contained herein is based on LB's understanding of Federal income tax laws as currently interpreted. No representation is made regarding the likelihood of continuation of these interpretations by the Internal Revenue Service. LB does not make any guarantee regarding the tax status of any Contract. Each person concerned should consult a qualified tax adviser.

Variable Account Tax Status

The Internal Revenue Code of 1986, as amended (the "Code") in effect provides that the income and gains and losses from separate account investments are not income to the insurance company issuing the variable contracts so long as the contracts and the separate account meet certain requirements set forth in the Code. Because the Contracts and the Variable Account intend to meet such requirements, LB anticipates no tax liability resulting from the Contracts, and consequently no reserve for income taxes is currently charged against, or maintained by LB with respect to, the Contracts. LB is currently exempt from state and local taxes. If there is a material change in state or local tax laws, charges for such taxes, if any, attributable to the Variable Account may be made.

Taxation of Annuities in General

Section 72 of the Code governs taxation of annuities in general.

Contracts Held by Individuals. An individual Contract Owner is not taxed on increases in the value of a Contract until a distribution occurs, either in the form of a single sum payment or as annuity payments under the settlement option selected.

Upon receipt of a single sum payment or of an annuity payment under the Contract, the recipient is taxed on the portion of such payment that exceeds the investment in the Contract.

For single sum payments, the taxable portion is generally the amount in excess of the premiums paid under the Contract. Such taxable portion is taxed at ordinary income tax rates. The investment in the Contract is not affected by loans or assignments of the Contract but is increased by any amount included in gross income as a result of the loan or assignment. Payments in partial or full surrender of a Contract generally will be taxed as ordinary income to the extent that the Accumulated Value exceeds the taxpayer's investment in the Contract. An assignment of the Contract (other than a gift to the Contract Owner's spouse or incident to a divorce) or the use of the Contract as collateral for a loan will be treated in the same manner as a surrender.

For annuity payments, the taxable portion is generally determined by a formula which establishes the ratio that the investment in the Contract bears to the expected return under the Contract as of the Maturity Date. Where annuity payments are made under certain Qualified Plans, the portion of each payment that is excluded from gross income will generally be equal to the total amount of any investment in the Contract as of the Maturity Date, divided by the number of anticipated payments, which are determined by reference to the age of the Annuitant. The taxable portion is taxed at ordinary income tax rates. For certain types of Qualified Plans there may be no investment in the Contract within the meaning of Section 72 of the Code. In such event, the total payments received may be taxable. Contract Owners, Annuitants and Beneficiaries under such Contracts should seek qualified tax and financial advice about the tax consequences of distributions under the retirement plan in connection with which such Contracts are purchased.

Generally, a distribution from a Contract before the taxpayer attains age 59 1/2 will result in an additional tax of 10% of the amount of the distribution which is includable in gross income. The penalty tax will not apply if the distribution is made as follows:

(1) in connection with death or disability as described in Section 72(q)(2) of the Code;

(2)  from certain Qualified Plans;

(3) under a qualified funding trust (commonly referred to as structured settlement plans); or

(4) it is one of a series of substantially equal periodic annual payments for the life or life expectancy of the taxpayer or the joint lives or joint life expectancies of the taxpayer and the beneficiary; for this purpose, if there is a significant modification of the payment schedule before the taxpayer is age 59 1/2 or before the expiration of five years from the time of the annuity starting date, the taxpayer's income shall be increased by the amount of tax and deferred interest that otherwise would have been incurred.

Depending on the type of Qualified Plan, distributions may be subject to a 10% penalty tax.

Contracts Held by Other Than Individuals. A Contract held by other than a natural person, such as a corporation, estate or trust, will not be treated as an annuity contract for Federal income tax purposes, and the income on such a Contract will be taxable in the year received or accrued by the Contract Owner. This rule does not apply, however, if the Contract Owner is acting as an agent for an individual, if the Contract Owner is an estate which acquired the Contract as a result of the death of the decedent, if the Contract is held by certain Qualified Plans, if the Contract is held pursuant to a qualified funding trust (commonly referred to as structured settlement plans), if the Contract was purchased by an employer with respect to a terminated Qualified Plan or if the Contract is an immediate annuity.

Multiple Contracts. Section 72(e)(11) of the Code provides that for the purposes of determining the amount includable in gross income, all non-qualified annuity contracts entered into on or after October 22, 1988 by the same company with the same contract owner during any calendar year shall be treated as one contract. This section will likely accelerate the recognition of income by a Contract Owner owning multiple contracts and may have the further effect of increasing the portion of income that will be subject to the 10% penalty tax described above.

Qualified Plans

The Contracts are designed for use with several types of Qualified Plans. The tax rules applicable to participants in such Qualified Plans vary according to the type of plan and the terms and conditions of the plan. Therefore, no attempt is made herein to provide more than general information about the use of the Contracts with the various types of Qualified Plans. Participants under such Qualified Plans as well as Contract Owners, Annuitants and Beneficiaries are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the plans themselves regardless of the terms and conditions of the Contracts issued in connection therewith. Following are brief descriptions of the various types of Qualified Plans and of the use of the Contracts in connection therewith.

Tax-Sheltered Annuities. Section 403(b) of the Code permits employers of public school employees and of employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase on behalf of their employees annuity contracts and, subject to certain limitations, have the amount of purchase payments excluded from the employees' gross income for tax purposes. These annuity contracts are commonly referred to as "tax-sheltered annuities". Purchasers of the Contracts for such purposes should seek qualified advice as to eligibility, limitations on permissible amounts of purchase payments and tax consequences on distribution.

Distributions from Section 403(b) tax-sheltered annuities that are attributable to contributions made pursuant to a salary reduction agreement may be paid only when the employee reaches age 59 1/2, separates from service, dies or becomes disabled, or in the case of hardship (hardship, for this purpose, is generally defined as an immediate and heavy financial need, such as for paying for medical expenses, for the purchase of a principal residence, or for paying certain tuition expenses).


A participant in a Contract purchased as a tax-sheltered Section 403(b) annuity contract will not, therefore, be entitled to exercise the surrender right, described under the heading The Contracts--Surrender (Redemption)", in order to receive Accumulated Value attributable to elective contributions credited under the Contract to such participant unless one of the above-described conditions has been satisfied. The restrictions imposed by Section 403(b)(11) of the Code conflict with certain sections of the 1940 Act that are applicable to the Contracts. In this regard, LB is relying on a no-action letter issued by the Office of Insurance Products and Legal Compliance of the SEC, and the requirements for such reliance have been complied with by LB.


H.R. 10 Plans. Self-employed individuals may establish Qualified Plans commonly referred to as "H.R. 10" plans for themselves and their employees. The tax consequences to participants under such plans depend upon the plan itself. In addition, such plans are limited by law to maximum permissible contributions, distribution dates, nonforfeitability of interest and tax rates applicable to distributions. In order to establish such a plan, a plan document, usually in prototype form pre-approved by the Internal Revenue Service, is adopted and implemented by the employer. Purchasers of the Contracts for use with H.R. 10 plans should seek qualified advice as to the suitability of the proposed plan document and of the Contracts to their specific needs.

Individual Retirement Annuities. Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an "individual retirement annuity". These individual retirement annuities are subject to limitations on the amount that may be contributed, on the persons who may be eligible, and on the time when distributions may commence. In addition, distributions from certain other types of Qualified Plans may be placed on a tax-deferred basis into an individual retirement annuity. When issued in connection with an individual retirement annuity, the Contracts will be specifically amended to conform to the requirements under such plans. Sales of the Contracts for use with individual retirement annuities may be subject to special requirements imposed by the Internal Revenue Service. Purchasers of the Contracts for such purposes will be provided with such supplementary information as may be required by the Internal Revenue Service or other appropriate agency.

Roth IRAs. Section 408A of the Code permits eligible individuals to make nondeductible contributions to an individual retirement program known as a "Roth IRA." Section 408A includes limits on how much an individual may contribute to a Roth IRA and when distributions may commence. Qualified distributions from Roth IRAs are excluded from gross income if (a) made more than five years after the taxable year of the first contribution to the Roth IRA, and (b) meet any of the following conditions: (1) the annuity owner has reached age 59 1/2; (2) the distribution is paid to a beneficiary after the owner's death; (3) the annuity owner is disabled; or (4) the distribution (not exceeding $10,000) will be used for a first time home purchase. Nonqualified distributions are includible in gross income only to the extent they exceed contributions made to the Roth IRA. The taxable portion of a nonqualified distribution may be subject to a 10% penalty tax. Subject to certain limitations, a traditional individual retirement account or annuity may be converted into a Roth IRA and upon such a conversion, an individual is required to include the taxable portion of the conversion in gross income, but is not generally subject to a 10% penalty tax.

Corporate Pension and Profit-Sharing Plans. Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of retirement plans for employees. Such retirement plans may permit the purchase of the Contracts to provide benefits under the plans. Corporate employers intending to use the Contracts in connection with such plans should seek qualified advice in connection therewith.

Section 457 Plans. Section 457 of the Code permits states, local governments and tax-exempt organizations to establish deferred compensation plans on behalf of their employees. Such plans may permit the purchase of the Contracts to provide benefits under the plans. Employers intending to use the Contracts in connection with such plans should seek qualified advice in connection therewith.

1035 Exchanges

Section 1035(a) of the Code permits the exchange of certain life insurance, endowment and annuity contracts for an annuity contract without a taxable event occurring. Thus, potential purchasers who already own such a contract issued by another insurer are generally able to exchange that contract for a Contract issued by LB without a taxable event occurring. There are certain restrictions which apply to such exchanges, including that the contract surrendered must truly be exchanged for the Contract issued by LB and not merely surrendered in exchange for cash. Further, the same person or persons must be the obligee or obligees under the Contract received in the exchange as under the original contract surrendered in the exchange. Careful consideration must be given to compliance with the Code provisions and regulations and rulings relating to exchange requirements, and potential purchasers should be sure that they understand any surrender charges or loss of benefits which might arise from terminating a contract they hold. Owners considering such an exchange should consult their tax advisers to insure that the requirements of Section 1035 are met.

Diversification Requirements


The Code imposes certain diversification standards on the underlying assets of variable annuity contracts. The Code provides that a variable annuity contract shall not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not "adequately diversified". The assets of the Fund are expected to meet the diversification requirements. LB will monitor the Contracts and the regulations of the Treasury Department to ensure that the Contract will continue to qualify as a variable annuity contract. Disqualification of the Contract as an annuity contract would result in imposition of Federal income tax on the Contract Owner with respect to earnings allocable to the Contract prior to the receipt of payments under the Contract.


Withholding

The taxable portion of a distribution to an individual is subject to Federal income tax withholding unless the taxpayer elects not to have withholding. LB will provide the Contract Owner with the election form and further information as to withholding prior to the first distribution. Generally, however, amounts are withheld from periodic payments at the same rate as wages and at the rate of 10% from non-periodic payments. For complete information on withholding, a qualified tax adviser should be consulted.

Other Considerations

Because of the complexity of the law and its application to a specific individual, tax advice may be needed by a person contemplating purchase of a Contract or the exercise of elections under a Contract. The above comments concerning Federal income tax consequences are not exhaustive, and special rules are provided with respect to situations not discussed in this Prospectus.

The preceding description is based upon LB's understanding of current Federal income tax law. LB cannot assess the probability that changes in tax laws, particularly affecting annuities, will be made.

The preceding comments do not take into account state income or other tax considerations which may be involved in the purchase of a Contract or the exercise of elections under the Contract. For complete information on such Federal and state tax considerations, a qualified tax adviser should be consulted.


                       EMPLOYMENT-RELATED BENEFIT PLANS

The Contracts described in this Prospectus (except for Contracts issued in the state of Montana) involve settlement option rates that distinguish between men and women. Montana has enacted legislation requiring that optional annuity benefits offered pursuant to Contracts purchased in Montana not vary on the basis of sex. On July 6, 1983, the Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. Because of this decision, the settlement option rates applicable to Contracts purchased under an employment-related insurance or benefit program may in some cases not vary on the basis of sex. Any unisex rates to be provided by LB will apply for tax-qualified plans and those plans where an employer believes that the Norris decision applies. Employers and employee organizations should consider, in consultation with legal counsel, the impact of Norris, and Title VII generally, and any comparable state laws that may be applicable, on any employment-related insurance or benefit plan for which a Contract may be purchased.


                                VOTING RIGHTS

To the extent required by law, LB will vote the Fund shares held in the Variable Account at regular and special shareholder meetings of the Fund in accordance with instructions received from persons having voting interests in the corresponding Subaccounts of the Variable Account. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result LB determines that it is permitted to vote the Fund shares in its own right, it may elect to do so.

Before the Maturity Date, the Contract Owner shall have the voting interest with respect to Fund shares attributable to the Contract. On and after the Maturity Date, the person entitled to receive annuity payments shall have the voting interest with respect to such shares, which voting interest will generally decrease during the annuity period.

The number of votes which a Contract Owner or person entitled to receive annuity payments has the right to instruct will be calculated separately for each Subaccount. The number of votes which each Contract Owner has the right to instruct will be determined by dividing a Contract's Accumulated Value in a Subaccount by the net asset value per share of the corresponding Portfolio in which the Subaccount invests. The number of votes which each person entitled to receive annuity payments has the right to instruct will be determined by dividing the Contract's reserves in a Subaccount by the net asset value per share of the corresponding Portfolio in which the Subaccount invests. Fractional shares will be counted. The number of votes of the Portfolio which the Contract Owner or person entitled to receive annuity payments has the right to instruct will be determined as of the date coincident with the date established by the Portfolio for determining shareholders eligible to vote at the meeting of the Fund. Voting instructions will be solicited by written communications prior to such meeting in accordance with procedures established by the Fund.

Any Portfolio shares held in the Variable Account for which LB does not receive timely voting instructions, or which are not attributable to Contract Owners, will be voted by LB in proportion to the instructions received from all Contract Owners. Any Portfolio shares held by LB or its affiliates in general accounts will, for voting purposes, be allocated to all separate accounts of LB and its affiliates having a voting interest in that Portfolio in proportion to each such separate account's votes. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast.

Each person having a voting interest in a Subaccount will receive proxy materials, reports and other materials relating to the appropriate Portfolio.


                          SALES AND OTHER AGREEMENTS

Lutheran Brotherhood Securities Corp. ("LBSC"), 625 Fourth Avenue South, Minneapolis, Minnesota 55415, an indirect subsidiary of Lutheran Brotherhood, acts as the principal underwriter of the Contracts pursuant to a Distribution Agreement to which LB and the Variable Account are also parties. The Contracts are sold through LB Representatives who are licensed by state insurance officials to sell the Contracts. These LB Representatives are also registered representatives of LBSC. The Contracts are offered in all states where LB is authorized to sell variable annuities.

Compensation of LB Representatives. Commissions and other distribution compensation to be paid to LB Representatives on the sale of Contracts will be paid by LB and will not result in any charge to Contract Owners or to the Variable Account in addition to the charges described in this Prospectus. LB Representatives selling the Contracts will be paid a commission of not more than 4% of the premiums paid on the contracts. Further, LB Representatives may be eligible to receive certain benefits based on the amount of earned commissions.


                              YEAR 2000

Our business units utilize data processing systems in the administration of the insurance and financial services products which they market. Most of our data processing systems have required modifications to enable them to process dates including the year 2000 and beyond.

Since early 1996, we have been preparing for the computer requirements associated with the approaching turn of the century. We completed assessment of its internal systems in 1996. As of the date of this prospectus, the necessary system changes are substantially complete. System testing is in process and we expect testing of all critical systems to be completed during the first six months of 1999.

The work on these computer systems extends to the software that we purchase from vendors. In addition, we have been communicating formally with its business partners to identify and assess potential exposure that could result from their failure to address these computer issues on a timely basis. Each of our departments is involved in the process of preparing a contingency plan.

We and our business partners bear all the costs of identifying and resolving the computer systems issues associated with the year 2000. These costs will have no effect on the performance of the Variable Account. The Contract permits us to increase the charges for our expense risks up to the guaranteed maximum rates. We, however, do not expect the costs for the year 2000 compliance to have any significant effect on the benefits or values provided by the Contracts.

We believe that its computer systems will be ready for the year 2000 well in advance of the deadline. By their nature, however, the issues in this area carry the risk of unforeseen problems, both at LB and at all the other sites where supporting functions and interaction take place. There can be no assurance that these problems will not have a material adverse impact on the operations of LB and the Variable Account.


A description of the Fund's preparations for the "Year 2000" is contained in the accompanying LB Series Fund, Inc. prospectus.



                                LEGAL PROCEEDINGS

There are no legal proceedings to which the Variable Account is a party or to which the assets of the Variable Account are subject. Neither LB nor LBSC are involved in any litigation that is of material importance in relation to their total assets or that relates to the Variable Account.


                                 LEGAL MATTERS


All matters of applicable state law pertaining to the Contracts, including LB's right to issue the Contracts thereunder, have been passed upon by James
M. Odland, Counsel for LB. Certain legal matters relating to the Federal securities laws have been passed upon by the law firm of Jones & Blouch LLP, Washington, D.C.



                        FINANCIAL STATEMENTS AND EXPERTS

Financial statements of LB and the Variable Account are contained in the Statement of Additional Information.

The financial statements of LB and the Variable Account included in the Statement of Additional Information have been so included in reliance of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.


                               FURTHER INFORMATION

A Registration Statement under the Securities Act of 1933 has been filed with the SEC with respect to the Contracts described herein. This Prospectus and the Statement of Additional Information do not contain all of the information set forth in the Registration Statement and exhibits thereto, to which reference is hereby made for further information concerning the Variable Account, LB and the Contracts. The information so omitted may be obtained from the SEC's principal office located at 450 Fifth Street, N.W., Washington, D.C. 20549, upon payment of the fee prescribed by the SEC, or examined there without charge. Statements contained in this Prospectus as to the provisions of the Contracts and other legal documents are summaries, and reference is made to the documents as filed with the SEC for a complete statement of the provisions thereof.


                       STATEMENT OF ADDITIONAL INFORMATION
                               TABLE OF CONTENTS


Below is a copy of the Table of Contents included in the Statement of Additional Information. To obtain a copy of this document, complete and mail the form below.

                                                              Page
Introduction                                                     2
Custody of Assets                                                2
Independent Accountants and Financial Statements                 2
Distribution of the Contracts                                    3
Calculation of Performance
   Money Market Subaccount                                       3
   Other Subaccounts                                             4
Financial Statements of Variable Account                         9
Comment on Financial Statements of LB                           20
Financial Statements of LB                                      20


                   How To Obtain the INDIVIDUAL FLEXIBLE PREMIUM
                            VARIABLE ANNUITY CONTRACT
                        Statement of Additional Information

                          Send this request form to:
                               Lutheran Brotherhood
                               P.O. Box 288
                               Minneapolis, MN 55440-9041

Please send me a copy of the most recent INDIVIDUAL FLEXIBLE PREMIUM VARIABLE ANNUITY CONTRACT SAI.

---------------------------------------------------------------------------
(Name)                                                      (Date)

---------------------------------------------------------------------------
(Street Address)

---------------------------------------------------------------------------
(City)                                         (State)      (Zip Code)

                                  APPENDIX A
                                 DEFINITIONS


Annuitant. The person(s) named in the Contract whose life is used to determine the duration of annuity payments involving life contingencies.

Annuity Unit. A unit of measure which is used in the calculation of the second and each subsequent variable annuity payment.

Contract. The individual flexible premium variable annuity contract offered by LB and described in this Prospectus.

Contract Anniversary. The same date in each succeeding year as the Date of Issue.

Contract Owner. The person who controls all the rights under the Contract while the Annuitant is alive. The Annuitant is the Contract Owner, unless another owner is named in the Contract application.

Contract Year. The period from one Contract Anniversary to the next. The first Contract Year will be the period beginning on the Date of Issue and ending on the first Contract Anniversary.

Date of Issue. The date on which the application and the first premium are received by LBVIP at its Home Office.

Fixed Account. The Fixed Account is the general account of LB, which consists of all assets of LB other than those allocated to a separate account of LB. Premium payments allocated to the Fixed Account will be paid a fixed rate of interest (which may not be less than 4.0%) declared by LB at least annually. Amounts accumulated in the Fixed Account are guaranteed by LB. (See Appendix B.)

Fund. LB Series Fund, Inc., which is described in the accompanying
Prospectus.

Home Office. LB's office at 625 Fourth Avenue South, Minneapolis, Minnesota 55415 or such other office as LBVIP shall specify in a notice to the Contract Owner.

LBSC. Lutheran Brotherhood Securities Corp., which is an indirect subsidiary of Lutheran Brotherhood and which acts as the principal underwriter of the Contracts.

LB Representative. A person who is licensed by state insurance officials to sell the Contracts and who is also a registered representative of LBSC.

Lutheran Brotherhood ("LB"). A fraternal benefit society organized under the laws of the State of Minnesota and owned by and operated for its members, and which acts as the investment adviser to the Fund.

Portfolio. A Portfolio of the Fund. Each Subaccount invests exclusively in the shares of a corresponding Portfolio of the Fund.

Qualified Plan. A retirement plan qualified under Section 401, 403 408 or 408A or similar provisions of the Internal Revenue Code.

Subaccount. A subdivision of the Variable Account. Each Subaccount invests exclusively in the shares of a corresponding Portfolio of the Fund.

Valuation Day. Each day the New York Stock Exchange is open for trading and any other day on which there is sufficient trading in the securities of a Portfolio of the Fund such that the current net asset value of its shares might be materially affected.

Valuation Period. The period commencing at the close of business of a Valuation Date and ending at the close of business of the next Valuation Date.

Variable Account. LB Variable Annuity Account I, which is a separate account of LB. The Subaccounts are subdivisions of the Variable Account.

Written Notice. A written request or notice signed by the Contract Owner and received by LB at its Home Office.

                                    APPENDIX B
                         CONDENSED FINANCIAL INFORMATION


Condensed Financial Information

Condensed financial information is derived from the financial statements of the Variable Account is contained in Appendix B.

Selected data for Accumulation Units outstanding throughout the period ending December 31:




                                        Opportunity Growth Subaccount
                                        -----------------------------
                                        1998        1997        1996
                                        ----        ----        ----
Accumulation Unit Value:
Beginning of period                      $11.77      $11.79**    $10.00
End of period                             11.29       11.77       11.79
Number of Accumulation Units
  outstanding at end of period         26,883,494  15,755,047   8,925,231


                                        Mid Cap Growth Subaccount
                                        -----------------------------
                                        1998
                                        ----
Accumulation Unit Value:
Beginning of period                     $10.00**
End of period                             11.05
Number of Accumulation Units
  outstanding at end of period          4,916,782


                                          World Growth Subaccount
                                        ---------------------------
                                        1998        1997       1996
                                        ----        ----       ----
Accumulation Unit Value:
Beginning of period                      $11.11      $10.93**   $10.00
End of period                             12.83       11.11      10.93
Number of Accumulation Units
  outstanding at end of period         14,890,293  12,470,902  6,809,063



                                                 Growth Subaccount
                                                 -----------------
                                      1998           1997           1996           1995         1994
                                      ----           ----           ----           ----         ----
Accumulation Unit Value:
Beginning of period                   $38.02         $29.52         $24.38         $17.95       $19.68*
End of period                          48.27          38.02          29.52          24.38        17.95
Number of Accumulation Units
  outstanding at end of period      24,210,985     19,279,447     13,809,177      7,742,874    3,142,640


                                              High Yield Subaccount
                                             ----------------------
                                      1998           1997           1996           1995         1994
                                      ----           ----           ----           ----         ----
Accumulation Unit Value:
Beginning of period                   $27.50         $24.35         $22.06         $18.64       $20.41
End of period                          26.78          27.50          24.35          22.06        18.64
Number of Accumulation Units
  outstanding at end of period      20,236,846     15,720,991     10,632,678      5,557,895    2,514,043


                                                  Income Subaccount
                                                  -----------------
                                      1998           1997           1996           1995         1994
                                      ----           ----           ----           ----         ----
Accumulation Unit Value:
Beginning of period                   $20.86         $19.39         $18.98         $16.07       $17.21
End of period                          22.57          20.86          19.39          18.98        16.07
Number of Accumulation Units
  outstanding at end of period      16,424,298     11,878,420      9,066,360      5,274,785    2,264,894


                                              Money Market Subaccount
                                              -----------------------
                                      1998           1997           1996           1995         1994
                                      ----           ----           ----           ----         ----
Accumulation Unit Value:
Beginning of period                   $1.55          $1.48          $1.43          $1.36        $1.33
End of period                          1.61           1.55           1.48           1.43         1.36
Number of Accumulation Units
  outstanding at end of period      57,199,273     34,676,637     31,024,219     15,771,786    5,984,694
----------




*Commencing February 1, 1994, the date the Registration Statement for the Variable Account was declared effective.

**Commencing January 18, 1996.


***Commening January 30, 1998.


The financial statements of LBVIP are also contained in the Statement of Additional Information.

                                    APPENDIX C

                      MORE INFORMATION ABOUT THE FIXED ACCOUNT

Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933 ("1933 Act"), nor is the Fixed Account registered as an investment company under the Investment Company Act of 1940 ("1940 Act"). Accordingly neither the Fixed Account nor any interests therein are generally subject to the provisions of the 1933 or 1940 Acts. Disclosures regarding the Fixed Account option and the Fixed Account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements in prospectuses. LB has been advised that the staff of the Securities and Exchange Commission has not reviewed disclosure relating to the Fixed Account.

Accumulated Values allocated to the Fixed Account are combined with all the general assets of LB and are invested in those assets chosen by LB and allowed by applicable law. LB allocates the investment income of the Fixed Account to the Contracts covered by the Fixed Account in the amounts guaranteed in such Contracts. Immediately prior to the Maturity Date, the Accumulated Value of the Contract in the Fixed Account is subject to a reduction for any surrender charge, if applicable.

Under the Fixed Account option, LB allocates premium payments to the Fixed Account, guarantees the amounts allocated to the Fixed Account, and pays a declared interest rate. The guaranteed minimum interest credited to the Fixed Account will be at the effective rate of 3% per year, compounded daily. LB may credit interest at a rate in excess of 3% per year; however, LB is not obligated to credit any interest in excess of 3% per year. There is no specific formula for the determination of excess interest credits. Such credits, if any, will be determined by LB based on information as to expected investment yields. Some of the factors that LB may consider in determining whether to credit interest above 3% to amounts allocated to the Fixed Account, and the amount thereof, are general economic trends, rates of return currently available and anticipated on LB's investments, regulatory and tax requirements and competitive factors. ANY INTEREST CREDIT TO AMOUNTS ALLOCATED TO THE FIXED ACCOUNT IN EXCESS OF 3% PER YEAR WILL BE DETERMINED AT THE SOLE DISCRETION OF LB. THE CONTRACT OWNER ASSUMES THE RISK THAT INTEREST CREDITED TO FIXED ACCOUNT ALLOCATIONS MAY NOT EXCEED THE MINIMUM GUARANTEE OF 3% FOR ANY GIVEN YEAR.

Nonetheless, for any amount allocated or transferred to the Fixed Account, LB guarantees that the initial interest rate will be effective for at least 12 months, and subsequent interest rates will not be changed more often than once every 12 months.

To the extent a fixed annuity payment option is selected by the Contract Owner, Accumulated Value at the Maturity Date will be transferred to the Fixed Account, which supports the insurance and annuity obligations of LB.

Contract Owners have no voting rights in the Variable Account with respect to Fixed Account values.

                              APPENDIX D

          ILLUSTRATION OF MONTHLY VARIABLE ANNUITY SETTLEMENT OPTION

The illustration included in this appendix shows how the monthly variable annuity settlement option income may change with the investment experience of the Variable Account. The illustration shows how the monthly income would vary over time if the investment return on the assets held in each Portfolio of the Fund were a uniform, gross, after-tax annual rate of 0 percent, 5.06 percent and 12 percent. The incomes would be different from those shown if the gross annual investment returns average 0 percent, 5.06 percent and 12 percent over a period of years, but fluctuated above and below these averages for individual Contract years.

The monthly incomes reflect the fact that the net investment return of the Subaccounts of the Variable Account is lower than the gross, after-tax return on the assets held in the Fund as a result of the advisory fee paid by the Fund and charges made against the Subaccounts. The incomes shown take into account the following fees: Growth (0.40%); High Yield (0.40%); Income (0.40%); Money Market (0.40%); Opportunity Growth (0.40%); Mid Cap Growth (0.40%); and World Growth (0.85%); and the daily charge to each Subaccount for assuming mortality and expense risks which is equivalent to a charge at an annual current rate of 1.10% of the average assets of the Subaccounts and which is guaranteed never to exceed an annual rate of 1.25%. After deduction of these amounts, the illustrated gross investment rates of return 0%, 5.06% and 12% correspond to net annual rates of -1.56%, 3.50% and 10.44%, respectively, assuming an average investment advisory fee of 0.46%.

The illustration assumes 100% of the assets are invested in Subaccounts of the Variable Account. For comparison purposes, a current fixed annuity income, available through the Fixed Account, is also provided. The first variable payment is always based on an investment rate of 3.50%. After the first variable annuity payment, future variable payments will increase if the annualized net rate of return exceeds the 3.50%, and will decrease if the annualized net rate of return is less than the 3.50%.

The hypothetical values shown are based upon a male, age 65 selecting a life income with a 10-year guaranteed period and having $100,000 of non-qualified funds at settlement. Upon request, LB(VIP) will provide a comparable illustration based upon the proposed Annuitant's age, gender (except for Contracts issued in the state of Montana), settlement option, type of funds and cash available at settlement. Contracts purchased in Montana cannot vary on the basis of the Annuitant's gender.

                    Variable Annuity Payout Illustration

Prepared for: Prospect                Commencement Date: 4/30/1999

Prepared by:  Lutheran Brotherhood    Cash Available at Settlement: $100,000

Sex: Male   Date of Birth: 4/30/1934  Funds: Nonqualified

State: MN                             Initial Monthly Income:  $608

Income Option:  Life Income with 10 Year Guaranteed Period

     The monthly variable annuity income amount shown below assumes a constant annual investment return. The assumed investment rate of 3.50% is used to calculate the first monthly payment. Thereafter, monthly payments will increase or decrease based upon the relationship between 3.50% and the performance of the Subaccounts selected. The investment returns shown are hypothetical and not a representation of future results.

                                                  Annual Rate of Return
                                      --------------------------------------
                                     0% Gross     5.06% Gross   12.00% Gross
      Date                   Age   (-1.56% Net)   (3.50% Net)   (10.44% Net)
-----------------------      ---   ------------   ------------  ------------
  April 30, 1999             65       $608           $608         $  608
  April 30, 2000             66        578            608            649
  April 30, 2001             67        550            608            692
  April 30, 2002             68        523            608            739
  April 30, 2003             69        498            608            788
  April 30, 2008             74        387            608          1,090
  April 30, 2013             79        301            608          1,508
  April 30, 2018             84        235            608          2,087
  April 30, 2023             89        183            608          2,886
  April 30, 2028             94        142            608          3,993
  April 30, 2033             99        111            608          5,524
  April 30, 2034            100        105            608          5,894

If 100% of your cash available at settlement was applied to provide a fixed annuity on the commencement date of this illustration, the fixed annuity income amount would be $660.

Net rates of return reflect expenses totaling 1.56%, which consist of the current 1.10% Variable Account mortality and expense risk charge and 0.46% for the Fund advisory fee (this is an average with the actual varying from 0.40% to 0.85%).


This is an illustration only and not a contract.

                    STATEMENT OF ADDITIONAL INFORMATION

                        INDIVIDUAL FLEXIBLE PREMIUM
                         VARIABLE ANNUITY CONTRACT
                                 Issued By
                            LUTHERAN BROTHERHOOD


This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Prospectus dated May 1, 1999 (the "Prospectus") describing an individual flexible premium variable annuity contract (the "Contract") being offered by Lutheran Brotherhood ("LB"). Purchase payments will be allocated to one or more Subaccounts of LB Variable Annuity Account I (the "Variable Account"), a separate account of LB and/or to the Fixed Account (which is the general account of LB, and which pays interest at a guaranteed fixed rate). Much of the information contained in this Statement of Additional Information expands upon subjects discussed in the Prospectus. A copy of the Prospectus may be obtained from Lutheran Brotherhood, 625 Fourth Avenue South, Minneapolis, Minnesota 55415.

Capitalized terms used in this Statement of Additional Information that are not otherwise defined herein shall have the meanings given to them in the Prospectus.

        --------------------------------------------------


                       TABLE OF CONTENTS
                                                                  Page
INTRODUCTION                                                       2
CUSTODY OF ASSETS                                                  2
INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS                   2
DISTRIBUTION OF THE CONTRACTS                                      3
CALCULATION OF PERFORMANCE
  Money Market Subaccount                                          3
  Other Subaccounts                                                4
FINANCIAL STATEMENTS OF VARIABLE ACCOUNT                           9
COMMENT ON FINANCIAL STATEMENTS OF LB                             20
FINANCIAL STATEMENTS OF LB                                        20


       --------------------------------------------------

           The date of this Statement of Additional Information
                         is May 1, 1999.


                             INTRODUCTION


The Contracts are issued by LB. Lutheran Brotherhood, a fraternal benefit society owned and operated for its members, was founded in 1917 under the laws of the State of Minnesota. LB is currently licensed to transact life insurance business in all 50 states and the District of Columbia. At the end of 1998, LB had total assets of approximately $20.551 billion. The Contract may be sold to or in connection with retirement plans which may or may not qualify for special federal tax treatment under the Internal Revenue Code. Annuity payments under the Contract are deferred until a selected later date.


Premiums will be allocated, as designated by the Contract Owner, to one or more Subaccounts of the Variable Account, a separate account of LB and/or to the Fixed Account (which is the general account of LB, and which pays interest at a guaranteed fixed rate). The assets of each Subaccount will be invested solely in a corresponding Portfolio of LB Series Fund, Inc. (the "Fund"), which is a diversified, open-end management investment company (commonly known as a "mutual fund"). The Prospectus for the Fund that accompanies the Prospectus describes the investment objectives and attendant risks of the seven Portfolios of the Fund-the Growth Portfolio, the High Yield Portfolio, the Income Portfolio, the Opportunity Growth Portfolio, the Mid Cap Growth Portfolio, the World Growth Portfolio and the Money Market Portfolio. Additional Subaccounts (together with the related additional Portfolios of the Fund) may be added in the future. The Accumulated Value of the Contract and, except to the extent fixed amount annuity payments are elected by the Contract Owner, the amount of annuity payments will vary, primarily based on the investment experience of the Portfolios whose shares are held in the Subaccounts designated. Premiums allocated to the Fixed Account will accumulate at fixed rates of interest declared by LB.

                              CUSTODY OF ASSETS

LB, whose address appears on the cover of the Prospectus, maintains custody of the assets of the Variable Account.

                INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS


The financial statements of LB and the Variable Account included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.


The financial statements of LB should be considered only as bearing upon the ability of LB to meet its obligations under the Contracts. The financial statements of LB should not be considered as bearing on the investment experience of the assets held in the Variable Account.

                       DISTRIBUTION OF THE CONTRACTS

Lutheran Brotherhood Securities Corp. ("LBSC"), an indirect subsidiary of Lutheran Brotherhood, acts as the principal underwriter of the Contracts pursuant to a Distribution Agreement to which LB and the Variable Account are also parties. The Contracts are sold through LB Representatives who are licensed by state insurance officials to sell the Contracts. These LB Representatives are also registered representatives of LBSC. The Contracts are offered in all states where LB is authorized to sell variable annuities.

The offering of the Contracts is continuous.

There are no special purchase plans or exchange privileges not described in the Prospectus (see "THE CONTRACTS--Transfers" in the Prospectus).

No charge for sales expense is deducted from premiums at the time premiums are paid. However, a surrender charge, which may be deemed to be a contingent deferred sales charge, is deducted from the Accumulation Value of the Contract in the case where the Contract is surrendered, in whole or in part, before annuity payments begin and, if certain settlement options are selected, at the time annuity payments begin, under the circumstances described in, and in amounts calculated as described in, the Prospectus under the heading "CHARGES AND DEDUCTIONS--Surrender Charge (Contingent Deferred Sales Charge)".

                        CALCULATION OF PERFORMANCE

Money Market Subaccount

The Prospectus contains information with respect to the yield and effective yield of a hypothetical preexisting account having a balance of one Money Market Portfolio Subaccount Accumulation Unit at the beginning of a specified seven-day period. Such yield quotations have been calculated by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one Accumulation Unit of the Subaccount at the beginning of the period, subtracting a hypothetical charge reflecting deductions from Contract Owner accounts, dividing the net change by the value of the account at the beginning of the period to obtain the base period return, and multiplying the base period return by 365/7. The effective yield has been calculated by compounding the yield quotation for such period by adding 1 and raising the sum to a power equal to 365/7, and subtracting 1 from the result.

In determining the net change in the value of the account as described in the preceding paragraph, all deductions that are charged to all Contract Owner accounts have been reflected in proportion to the length of the seven-day base period and the mean (or median) account size under a substantially identical contract issued by an LB affiliate. Deductions from purchase payments and surrender charges assessed have not been reflected in, and realized gains and losses from the sale of securities and unrealized appreciation and depreciation of the Subaccount and the related portfolio company have been excluded from, the computation of yield.


This example illustrates the yield quotation for the Money Market Subaccount for the seven-day period ended December 31, 1998:

Value of hypothetical pre-existing account with exactly
  one Accumulation Unit at the beginning of the period            $1.609834

Value of same account (excluding capital changes) at end
  of the seven-day period                                         $1.610989

Net change in account value                                       $0.001155

Base Period Return:
Net change in account value divided by beginning account value    $0.000717

Annualized Current Yield [0.000717 X (365/7)]                          3.74%

Effective Yield (0.000717 + 1)365/7-1                                  3.81%


The annualization of a seven-day average yield is not a representation of future actual yield.

Other Subaccounts

The Prospectus contains information with respect to yield quotations by Subaccounts other than the Money Market Subaccount. These yield quotations are based on a 30-day (or one month) period computed by dividing the net investment income per accumulation unit earned during the period (the net investment income earned by the Fund portfolio attributable to shares owned by the Subaccount less expenses incurred during the period) by the maximum offering price per Accumulation Unit on the last day of the period, by setting yield equal to two times the difference between the sixth power of one plus the designated ratio and one, where the designated ratio is the difference between the net investment income earned during the period and the expenses accrued for the period (net of reimbursement) divided by the product of the average daily number of Accumulation Units outstanding during the period and the maximum offering price per Accumulation Unit on the last day of the period.

For fees that vary with the size of the Contract, a Contract size equal to the mean (or median) contract size of a substantially identical contract issued by an LB affiliate has been assumed.



The following example illustrates the annualized current yield calculation for the High Yield Subaccount for the 30-day base period ended December 31, 1998:

Dividends and interest earned by the High Yield Subaccount
  during the base period                                      $4,904,062
Expenses accrued for the base period                          $  659,640
                                                             ------------
                                                              $4,244,422(A)
                                                             ============
Product of the maximum public offering price on
  the last day of the base period and the average
  daily number of Units outstanding during
  the base period that were entitled to receive
  dividends ($26.781385 x 20,078,017 Units) =               $537,717,103(B)
                                                             =============
Quotient of dividends and interest earned minus
  expenses accrued divided by product of maximum
  public offering price multiplied by average
  Units outstanding (A divided by B) =                         0.007893(C)

Adding one and raising total to the
  6th power (C + 1)6=                                          1.048305(D)

Annualized current yield [2(D - 1) X 100] =                        9.66%


The following example illustrates the annualized current yield calculation for the Income Subaccount for the 30-day base period ended December 31, 1998:

Dividends and interest earned by the Income Subaccount
  during the base period                                      $1,792,130
Expenses accrued for the base period                          $  447,605
                                                            ------------
                                                              $1,344,525(A)
                                                              ============
Product of the maximum public offering price on
  the last day of the base period and the average
  daily number of Units outstanding during
  the base period that were entitled to receive
  dividends ($20.567869 x 16,133,451 Units) =                $364,097,609(B)

Quotient of dividends and interest earned minus
  expenses accrued divided by product of maximum
  public offering price multiplied by average
  Units outstanding (A divided by B) =                           0.003693(C)
Adding one and raising total to the 6th power (C + 1)6 =         1.022362(D)
Annualized current yield [2(D-1) X 100] =                            4.47%


Annualized current yield of any specific base period is not a representation of future actual yield.

The Prospectus contains information with respect to performance data relating to the Contracts. Such performance data includes average annual total return quotations for the 1, 5 and 10-year periods computed by finding the average annual compounded rates of return over the 1, 5 and 10-year periods that would equate the initial amount invested to the ending redeemable value, by equating the ending redeemable value to the product of a hypothetical initial payment of $1,000, and one plus the average annual total return raised to a power equal to the applicable number of years. For periods prior to February 1, 1994, total return figures are based on a hypothetical Contract assumed to have been invested in a Portfolio of the Fund when that Portfolio was first available for investment under a variable annuity contract issued by an LB affiliate, Lutheran Brotherhood Variable Insurance Products Company. If the assumed investment was made less than 10 years from the date of the quotation, the total return from the date of such investment will be given.

Such performance data assumes that any applicable charges have been deducted from the initial $1,000 payment and includes all recurring fees that are charged to all Contract Owners. If recurring fees charged to Contract Owners are paid other than by redemption of Accumulation Units, such fees will be appropriately reflected.

Average annual total return for any specific period is not a representation of future actual results. Average annual total return assumes a steady rate of growth. Actual performance fluctuates and will vary from the quoted results for periods of time within the quoted periods.



The following example illustrates the average annual total return for the Growth Subaccount of a hypothetical Contract invested in the Growth Portfolio of the Fund from the date the Portfolio was first available for investment under a contract issued by an LB affiliate through December 31, 1998:

Hypothetical $1,000 initial investment on March 8, 1988              $1,000

Ending redeemable value of the investment on
  December 31, 1998 (after deferred sales charge)                    $4,828

Total return for the period is the difference between the
  ending redeemable value and the hypothetical $1,000 initial investment divided by the hypothetical $1,000 initial
  investment; the result is expressed in terms of a percentage
  (For example, 2 equals 200%)                                      382.81%*

Average annual total return from inception through
  December 31, 1998 is the sum of the total return
  calculated above plus one; such sum is raised to
  the power of 1/n where n is expressed as ten years
  and 10 months; the result is reduced by one and is
  expressed in terms of a percentage
  (For example, 0.2 equals 20%)                                      15.66%*


The following example illustrates the average annual total return for the High Yield Subaccount of a hypothetical Contract invested in the High Yield Portfolio of the Fund from the date the Portfolio was first available for investment under a contract issued by an LB affiliate through December 31, 1998:

Hypothetical $1,000 initial investment on March 8, 1988              $1,000

Ending redeemable value of the investment on
  December 31, 1998 (after deferred sales charge)                    $2,678

Total return for the period is the difference between the
  ending redeemable value and the hypothetical $1,000
  initial investment divided by the hypothetical $1,000
  initial investment; the result is expressed in terms of
  a percentage (For example, 2 equals 200%)                         167.81%*

Average annual total return from inception through
  December 31, 1997 is the sum of the total return
  calculated above plus one; such sum is raised to the
  power of 1/n where n is expressed as ten years
  and 10 months; the result is reduced by one and is
  expressed in terms of a percentage
  (For example, 0.2 equals 20%)                                       9.53%*


The following example illustrates the average annual total return for the Income Subaccount of a hypothetical Contract invested in the Income Portfolio of the Fund from the date the Portfolio was first available for investment under a contract issued by an LB affiliate through December 31, 1998:

Hypothetical $1,000 initial investment on March 8, 1988              $1,000

Ending redeemable value of the investment on December 31, 1998
  (after deferred sales charge)                                      $2,257

Total return for the period is the difference between the
  ending redeemable value and the hypothetical $1,000
  initial investment divided by the hypothetical $1,000
  initial investment; the result is expressed in terms
  of a percentage (For example, 2 equals 200%)                      125.68%*

Average annual total return from inception through
  December 31, 1998 is the sum of the total return
  calculated above plus one; such sum is raised to the
  power of 1/n where n is expressed as ten years
  and 10 months; the result is reduced by one and is
  expressed in terms of a percentage
  (For example, 0.2 equals 20%)                                       7.81%*


The following example illustrates the average annual total return for the Money Market Subaccount of a hypothetical Contract invested in the Money Market Portfolio of the Fund from the date the Portfolio was first available for investment under a contract issued by an LB affiliate through December 31, 1998

Hypothetical $1,000 initial investment on February 18, 1988          $1,000

Ending redeemable value of the investment on December 31, 1998
  (after deferred sales charge)                                      $1,611

Total return for the period is the difference between
  the ending redeemable value and the hypothetical $1,000
  initial investment divided by the hypothetical $1,000
  initial investment; the result is expressed in terms
  of a percentage (For example, 2 equals 200%)                       61.10%*

Average annual total return from inception through
  December 31, 1998 is the sum of the total return
  calculated above plus one; such sum is raised to the
  power of 1/n where n is expressed as ten years and
  11 months; the result is reduced by one and is
  expressed in terms of a percentage
  (For example, 0.2 equals 20%)                                       4.48%*


The following example illustrates the average annual total return for the Opportunity Growth Subaccount from the date of inception through the period ended December 31, 1998:

Hypothetical $1,000 initial investment on January 18, 1996           $1,000

Ending redeemable value of the investment on
  December 31, 1998 (after deferred sales charge)                    $1,089

Total return for the period is the difference between the
  ending redeemable value and the hypothetical $1,000
  initial investment divided by the hypothetical $1,000
  initial investment; the result is expressed in terms of
  a percentage (For example, 2 equals 200%)                           8.87%*

Average annual total return from inception through December
  31, 1998 is the sum of the total return calculated above plus one; such sum is raised to the power of 1/n where n is
  expressed as two years and 347 days; the result is reduced by one and is expressed in terms of a percentage
  (For example, 0.2 equals 20%).....................................  2.92%*


The following example illustrates the average annual total return for the World Growth Subaccount from the date of inception through December 31, 1998:

Hypothetical $1,000 initial investment on January 18, 1996          $1,000

Ending redeemable value of the investment on December 31, 1997
  (after deferred sales charge)                                     $1,237

Total return for the period is the difference between the
  ending redeemable value and the hypothetical $1,000
  initial investment divided by the hypothetical $1,000
  initial investment; the result is expressed in terms
  of a percentage (For example, 2 equals 200%)                       23.68%*

Average annual total return from inception through December
  31, 1998 is the sum of the total return calculated above
  plus one; such sum is raised to the power of 1/n where n
  is expressed as two years and 347 days; the result is
  reduced by one and is expressed in terms of a percentage
  (For example, 0.2 equals 20%)..................................... 7.46%


The following example illustrates the average annual total return for the Mid Cap Growth Subaccount from the date of inception through December 31, 1998:

Hypothetical $1,000 initial investment on January 30, 1988          $1,000

Ending redeemable value of the investment on December 31, 1998
  (after deferred sales charge)                                     $1,045

Total return for the period is the difference between the
  ending redeemable value and the hypothetical $1,000
  initial investment divided by the hypothetical $1,000
  initial investment; the result is expressed in terms
  of a percentage (For example, 2 equals 200%)                        4.54%*
-----------------------------


*Does not include the annual administrative charge of $30 deducted from any Contract for which the total of premiums paid under such Contract minus all prior surrenders is less than $5,000 and the Accumulated Value is less than $5,000. Inclusion of the administrative charge would reduce the total return figures shown above.


                   FINANCIAL STATEMENTS OF VARIABLE ACCOUNT


Set forth on the following pages are the audited financial statements of the Variable Account.

[GRAPHIC OMITTED: PRICEWATERHOUSECOOPERS LOGO]

PricewaterhouseCoopers LLP
650 Third Avenue South
Park Building
Suite 1300
Minneapolis MN 55402-4333
Telephone (612) 370 9300
Facsimile (612) 373 7178



                          Report of Independent Accountants
To Lutheran Brotherhood and Contract
Owners of LB Variable Annuity Account I

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the Opportunity Growth, Mid Cap Growth, World Growth, Growth, High Yield, Income and Money Market subaccounts of LB Variable Annuity Account I at December 31, 1998 the results of each of their operations for the year or period then ended and the changes in each of their net assets for the periods indicated, in conformity with generally accepted accounting principles. These financial statements are the responsibility of Lutheran Brotherhood's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

[GRAPHIC OMITTED: PRICEWATERHOUSECOOPERS SIGNATURE]

March 24, 1999






LB Variable Annuity Account I
Opportunity Growth Subaccount
Financial Statements

Statement of Assets and Liabilities
December 31, 1998

ASSETS:
Investment in LB Series Fund, Inc. -
Opportunity Growth Portfolio 17,246,255
shares at net asset value of $11.06 per share
(cost $198,894,322)                                                        $  190,704,519
Receivable from LB for units issued                                               134,645
Receivable from LB for annuity
reserve adjustment                                                                     25
                                                                           --------------
Total assets                                                                  190,839,189
                                                                           --------------
LIABILITIES:
Payable to LB for mortality and expense
risk charge                                                                       164,607
                                                                           --------------
NET ASSETS                                                                 $  190,674,582
                                                                           ==============

NET ASSETS APPLICABLE TO ANNUITY
CONTRACT OWNERS:
Contracts in accumulation period, accumulation
units outstanding of 16,883,494                                            $  190,674,003
Reserves for contracts in annuity payment
period (note 2)                                                                       579
                                                                           --------------
NET ASSETS                                                                 $  190,674,582
                                                                           ==============
Unit Value (net assets divided by units outstanding)                               $11.29
                                                                                   ======






Statement of Operations
Year Ended December 31, 1998

INVESTMENT INCOME:
Dividend Income                                                              $    523,049
Mortality and expense risk charge                                              (1,976,721)
                                                                             ------------
Net investment loss                                                            (1,453,672)
                                                                             ------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
Net realized gain on investments                                                  924,277
Net change in unrealized depreciation of
investments                                                                    (7,569,189)
                                                                             ------------
Net loss on investments                                                        (6,644,912)
                                                                             ------------
Net change in net assets resulting from
operations                                                                   $ (8,098,584)
                                                                             ============






Statement of Changes in Net Assets
Years Ended December 31, 1998 and 1997
                                                                  1998               1997
                                                             --------------     --------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment loss                                           $  (1,453,672)     $    (631,693)
Net realized gain on investments                                    924,277             20,285
Net change in unrealized appreciation or depreciation of
investments                                                      (7,569,189)         3,255,747
                                                             --------------     --------------
Net change in net assets resulting from operations               (8,098,584)         2,644,339
                                                             --------------     --------------
UNIT TRANSACTIONS:
Proceeds from units issued                                       42,707,044         69,812,923
Net asset value of units redeemed                               (12,241,975)        (4,283,131)
Annuity benefit payments                                                 (3)                --
Adjustments to annuity reserves                                          25                 --
Transfers from other subaccounts                                 19,380,132         25,429,696
Transfers to other subaccounts                                  (36,426,833)       (13,400,910)
Transfers from fixed account                                        172,526            318,086
Transfers to fixed account                                         (287,767)          (309,720)
                                                             --------------     --------------
Net increase in net assets from unit transactions                13,303,149         77,566,944
                                                             --------------     --------------
Net increase in net assets                                        5,204,565         80,211,283

NET ASSETS:
Beginning of period                                             185,470,017        105,258,734
                                                             --------------     --------------
End of period                                                $  190,674,582     $  185,470,017
                                                             ==============     ==============

The accompanying notes are an integral part of the financial statements.






LB Variable Annuity Account I
Mid Cap Growth Subaccount
Financial Statements

Statement of Assets and Liabilities
December 31, 1998

ASSETS:
Investment in LB Series Fund, Inc. -
Mid Cap Growth Portfolio 4,849,964 shares
at net asset value of $11.13 per share
(cost $50,809,234)                                                           $ 53,971,914
Receivable from LB for units issued                                               419,210
Receivable from LB for annuity reserve
adjustment                                                                             26
                                                                           --------------
Total assets                                                                   54,391,150
                                                                           --------------
LIABILITIES:
Payable to LB for mortality and
expense risk charge                                                                45,426
                                                                           --------------
NET ASSETS                                                                   $ 54,345,724
                                                                           ==============

NET ASSETS APPLICABLE TO ANNUITY
CONTRACT OWNERS:
Contracts in accumulation period, accumulation
units outstanding of 4,916,782                                               $ 54,345,148
Reserves for contracts in annuity payment
period (note 2)                                                                       576
                                                                           --------------
NET ASSETS                                                                   $ 54,345,724
                                                                           ==============
Unit Value (net assets divided by units outstanding)                               $11.05
                                                                                   ======






Statement of Operations
For the period from January 30, 1998 (effective date) to December 31, 1998

INVESTMENT INCOME:
Dividend Income                                                               $   178,517
Mortality and expense risk charge                                                (279,559)
                                                                             ------------
Net investment loss                                                              (101,042)
                                                                             ------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
Net realized loss on investments                                                 (130,261)
Net change in unrealized appreciation
of investments                                                                  3,162,679
                                                                             ------------
Net gain on investments                                                         3,032,418
                                                                             ------------
Net increase in net assets resulting
from operations                                                              $  2,931,376
                                                                             ============






Statement of Changes in Net Assets
                                                                         For the period from
                                                                           January 30, 1998
                                                                         (effective date) to
                                                                          December 31, 1998
                                                                        --------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment loss                                                          $   (101,042)
Net realized loss on investments                                                 (130,261)
Net change in unrealized appreciation of investments                            3,162,679
                                                                           --------------
Net increase in net assets resulting from operations                            2,931,376
                                                                           --------------
UNIT TRANSACTIONS:
Proceeds from units issued                                                     34,699,211
Net asset value of units redeemed                                              (1,688,639)
Annuity benefit payments                                                               (3)
Adjustments to annuity reserves                                                        26
Transfers from other subaccounts                                               22,714,195
Transfers to other subaccounts                                                 (4,518,168)
Transfers from fixed account                                                      318,569
Transfers to fixed account                                                       (110,843)
                                                                           --------------
Net increase in net assets from unit transactions                              51,414,348
                                                                           --------------
Net increase in net assets                                                     54,345,724

NET ASSETS:
Beginning of period                                                                    --
                                                                           --------------
End of period                                                                $ 54,345,724
                                                                           ==============

The accompanying notes are an integral part of the financial statements.






LB Variable Annuity Account I
World Growth Subaccount
Financial Statements

Statement of Assets and Liabilities
December 31, 1998

ASSETS:
Investment in LB Series Fund, Inc. -
World Growth Portfolio 15,059,289 shares
at net asset value of $12.67 per share
(cost $167,319,676)                                                          $190,772,802
Receivable from LB for units issued                                               436,109
Receivable from LB for annuity reserve
adjustment                                                                             75
                                                                           --------------
Total assets                                                                  191,208,986
                                                                           --------------
LIABILITIES:
Payable to LB for mortality and expense
risk charge                                                                       171,437
                                                                           --------------
NET ASSETS                                                                   $191,037,549
                                                                           ==============

NET ASSETS APPLICABLE TO ANNUITY
CONTRACT OWNERS:
Contracts in accumulation period, accumulation
units outstanding of 14,890,293                                              $191,035,873
Reserves for contracts in annuity payment
period (note 2)                                                                     1,676
                                                                           --------------
NET ASSETS                                                                   $191,037,549
                                                                           ==============
Unit Value (net assets divided by units outstanding)                               $12.83
                                                                                   ======






Statement of Operations
Year Ended December 31, 1998

INVESTMENT INCOME:
Dividend Income                                                               $ 3,147,902
Mortality and expense risk charge                                              (1,830,250)
                                                                             ------------
Net investment income                                                           1,317,652
                                                                             ------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
Net realized gain on investments                                                1,294,473
Net change in unrealized appreciation of
investments                                                                    19,814,236
                                                                             ------------
Net gain on investments                                                        21,108,709
                                                                             ------------
Net increase in net assets resulting from
operations                                                                    $22,426,361
                                                                             ============






Statement of Changes in Net Assets
Years Ended December 31, 1998 and 1997
                                                                  1998               1997
                                                             --------------     --------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income                                          $  1,317,652       $    328,657
Net realized gain on investments                                  1,294,473             72,345
Net change in unrealized appreciation or depreciation of
investments                                                      19,814,236           (494,823)
                                                             --------------     --------------
Net change in net assets resulting from operations               22,426,361            (93,821)
                                                             --------------     --------------
UNIT TRANSACTIONS:
Proceeds from units issued                                       45,318,136         56,715,967
Net asset value of units redeemed                               (10,909,433)        (3,028,143)
Annuity benefit payments                                                (10)                --
Adjustments to annuity reserves                                          75                 --
Transfers from other subaccounts                                 20,874,973         17,992,353
Transfers to other subaccounts                                  (25,168,067)        (7,431,894)
Transfers from fixed account                                        242,848            197,461
Transfers to fixed account                                         (296,684)          (197,878)
                                                             --------------     --------------
Net increase in net assets from unit transactions                30,061,838         64,247,866
                                                             --------------     --------------
Net increase in net assets                                       52,488,199         64,154,045

NET ASSETS:
Beginning of period                                             138,549,350         74,395,305
                                                             --------------     --------------
End of period                                                  $191,037,549       $138,549,350
                                                             ==============     ==============

The accompanying notes are an integral part of the financial statements.






LB Variable Annuity Account I
Growth Subaccount
Financial Statements

Statement of Assets and Liabilities
December 31, 1998

ASSETS:
Investment in LB Series Fund, Inc. -
Growth Portfolio 49,672,759 shares at
net asset value of $23.51 per share
(cost $924,809,403)                                                        $1,167,634,174
Receivable from LB for units issued                                             2,394,981
                                                                         ----------------
Total assets                                                                1,170,029,155
                                                                         ----------------
LIABILITIES:
Payable to LB for mortality and expense
risk charge                                                                     1,032,295
Payable to LB for annuity reserve adjustment                                        8,761
                                                                         ----------------
Total liabilities                                                               1,041,056
                                                                         ----------------
NET ASSETS                                                                 $1,168,988,099
                                                                         ================

NET ASSETS APPLICABLE TO ANNUITY
CONTRACT OWNERS:
Contracts in accumulation period, accumulation
units outstanding of 24,210,985                                            $1,168,742,734
Reserves for contracts in annuity payment
period (note 2)                                                                   245,365
                                                                         ----------------
NET ASSETS                                                                 $1,168,988,099
                                                                         ================
Unit Value (net assets divided by units outstanding)                               $48.27
                                                                                   ======






Statement of Operations
Year Ended December 31, 1998

INVESTMENT INCOME:
Dividend Income                                                              $  8,816,496
Mortality and expense risk charge                                             (10,234,120)
                                                                           --------------
Net investment loss                                                            (1,417,624)
                                                                           --------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
Net realized gain on investments                                              119,033,614
Net change in unrealized appreciation
of investments                                                                109,138,360
                                                                           --------------
Net gain on investments                                                       228,171,974
                                                                           --------------
Net increase in net assets resulting
from operations                                                              $226,754,350
                                                                           ==============






Statement of Changes in Net Assets
Years Ended December 31, 1998 and 1997
                                                                  1998                 1997
                                                           ------------------     --------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss)                                   $   (1,417,624)      $    168,117
Net realized gain on investments                                  119,033,614         61,772,252
Net change in unrealized appreciation or depreciation of
investments                                                       109,138,360         76,572,734
                                                           ------------------     --------------
Net increase in net assets resulting from operations              226,754,350        138,513,103
                                                           ------------------     --------------
UNIT TRANSACTIONS:
Proceeds from units issued                                        259,833,824        190,243,960
Net asset value of units redeemed                                 (60,317,012)       (20,194,521)
Annuity benefit payments                                               (4,169)                --
Adjustments to annuity reserves                                        (8,761)                --
Transfers from other subaccounts                                   95,383,761         49,173,572
Transfers to other subaccounts                                    (84,788,287)       (31,446,677)
Transfers from fixed account                                        1,400,349            844,149
Transfers to fixed account                                         (2,244,082)        (1,825,504)
                                                           ------------------     --------------
Net increase in net assets from unit transactions                 209,255,623        186,794,979
                                                           ------------------     --------------
Net increase in net assets                                        436,009,973        325,308,082

NET ASSETS:
Beginning of period                                               732,978,126        407,670,044
                                                           ------------------     --------------
End of period                                                  $1,168,988,099       $732,978,126
                                                           ==================     ==============

The accompanying notes are an integral part of the financial statements.






LB Variable Annuity Account I
High Yield Subaccount
Financial Statements

Statement of Assets and Liabilities
December 31, 1998

ASSETS:
Investment in LB Series Fund, Inc. --
High Yield Portfolio 59,124,136 shares at
net asset value of $9.16 per share
(cost $593,711,964)                                                          $541,396,585
Receivable from LB for units issued                                             1,195,320
Receivable from LB for annuity reserve
adjustment                                                                          2,297
                                                                           --------------
Total assets                                                                  542,594,202
                                                                           --------------
LIABILITIES:
Payable to LB for mortality and
expense risk charge                                                               499,795
                                                                           --------------
NET ASSETS                                                                   $542,094,407
                                                                           ==============

NET ASSETS APPLICABLE TO ANNUITY
CONTRACT OWNERS:
Contracts in accumulation period, accumulation
units outstanding of 20,236,846                                              $541,971,260
Reserves for contracts in annuity payment
period (note 2)                                                                   123,147
                                                                           --------------
NET ASSETS                                                                   $542,094,407
                                                                           ==============
Unit Value (net assets divided by units outstanding)                               $26.78
                                                                                   ======






Statement of Operations
Year Ended December 31, 1998

INVESTMENT INCOME:
Dividend Income                                                              $ 51,493,354
Mortality and expense risk charge                                              (5,595,732)
                                                                             ------------
Net investment income                                                          45,897,622
                                                                             ------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
Net realized gain on investments                                                5,964,777
Net change in unrealized depreciation
of investments                                                                (69,226,416)
                                                                             ------------
Net loss on investments                                                       (63,261,639)
                                                                             ------------
Net change in net assets resulting from
operations                                                                   $(17,364,017)
                                                                             ============






Statement of Changes in Net Assets
Years Ended December 31, 1998 and 1997
                                                                  1998               1997
                                                             --------------     --------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income                                          $ 45,897,622       $ 28,750,981
Net realized gain on investments                                  5,964,777              6,266
Net change in unrealized appreciation or depreciation
of investments                                                  (69,226,416)        13,269,345
                                                             --------------     --------------
Net change in net assets resulting from operations              (17,364,017)        42,026,592
                                                             --------------     --------------
UNIT TRANSACTIONS:
Proceeds from units issued                                      160,460,416        132,360,574
Net asset value of units redeemed                               (33,212,118)       (13,827,786)
Annuity benefit payments                                             (2,956)                --
Adjustments to annuity reserves                                       2,297                 --
Transfers from other subaccounts                                 49,203,441         31,697,501
Transfers to other subaccounts                                  (48,566,730)       (18,330,438)
Transfers from fixed account                                        905,617            547,725
Transfers to fixed account                                       (1,708,924)        (1,028,730)
                                                             --------------     --------------
Net increase in net assets from unit transactions               127,081,043        131,418,846
                                                             --------------     --------------
Net increase in net assets                                      109,717,026        173,445,438

NET ASSETS:
Beginning of period                                             432,377,381        258,931,943
                                                             --------------     --------------
End of period                                                  $542,094,407       $432,377,381
                                                             ==============     ==============

The accompanying notes are an integral part of the financial statements.






LB Variable Annuity Account I
Income Subaccount
Financial Statements

Statement of Assets and Liabilities
December 31, 1998

ASSETS:
Investment in LB Series Fund, Inc. -
Income Portfolio 36,237,640 shares at
net asset value of $10.21 per share
(cost $355,186,250)                                                          $370,001,383
Receivable from LB for units issued                                             1,090,230
                                                                           --------------
Total assets                                                                  371,091,613
                                                                           --------------
LIABILITIES:
Payable to LB for mortality and
expense risk charge                                                               339,202
Payable to LB for annuity reserve adjustment                                        3,849
                                                                           --------------
Total liabilities                                                                 343,051
                                                                           --------------
NET ASSETS                                                                   $370,748,562
                                                                           ==============

NET ASSETS APPLICABLE TO ANNUITY
CONTRACT OWNERS:
Contracts in accumulation period, accumulation
units outstanding of 16,424,298                                              $370,651,895
Reserves for contracts in annuity payment
period (note 2)                                                                    96,667
                                                                           --------------
NET ASSETS                                                                   $370,748,562
                                                                           ==============
Unit Value (net assets divided by units outstanding)                               $22.57
                                                                                   ======






Statement of Operations
Year Ended December 31, 1998

INVESTMENT INCOME:
Dividend Income                                                              $ 18,411,309
Mortality and expense risk charge                                              (3,350,469)
                                                                             ------------
Net investment income                                                          15,060,840
                                                                             ------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
Net realized gain on investments                                                   21,298
Net change in unrealized appreciation
of investments                                                                  8,963,639
                                                                             ------------
Net gain on investments                                                         8,984,937
                                                                             ------------
Net increase in net assets resulting
from operations                                                              $ 24,045,777
                                                                             ============






Statement of Changes in Net Assets
Years Ended December 31, 1998 and 1997
                                                                  1998               1997
                                                             --------------     --------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income                                          $ 15,060,840       $ 11,557,831
Net realized gain on investments                                     21,298              8,983
Net change in unrealized appreciation or depreciation
of investments                                                    8,963,639          4,025,454
                                                             --------------     --------------
Net increase in net assets resulting from operations             24,045,777         15,592,268
                                                             --------------     --------------
UNIT TRANSACTIONS:
Proceeds from units issued                                       96,118,868         65,314,529
Net asset value of units redeemed                               (20,398,088)        (9,593,742)
Annuity benefit payments                                             (2,248)                --
Adjustments to annuity reserves                                      (3,849)                --
Transfers from other subaccounts                                 50,048,980         16,778,453
Transfers to other subaccounts                                  (26,659,110)       (15,507,951)
Transfers from fixed account                                        674,015            247,864
Transfers to fixed account                                         (801,799)          (884,697)
                                                             --------------     --------------
Net increase in net assets from unit transactions                98,976,769         56,354,456
                                                             --------------     --------------
Net increase in net assets                                      123,022,546         71,946,724

NET ASSETS:
Beginning of period                                             247,726,016        175,779,292
                                                             --------------     --------------
End of period                                                  $370,748,562       $247,726,016
                                                             ==============     ==============

The accompanying notes are an integral part of the financial statements.






LB Variable Annuity Account I
Money Market Subaccount
Financial Statements

Statement of Assets and Liabilities
December 31, 1998

ASSETS:
Investment in LB Series Fund, Inc. -
Money Market Portfolio 91,215,610 shares
at net asset value of $1.00 per share
(cost $91,215,610)                                                           $ 91,215,610
Receivable from LB for units issued                                             1,014,556
Receivable from LB for annuity
reserve adjustment                                                                    101
                                                                           --------------
Total assets                                                                   92,230,267
                                                                           --------------
LIABILITIES:
Payable to LB for mortality and
expense risk charge                                                                80,477
                                                                           --------------
NET ASSETS                                                                   $ 92,149,790
                                                                           ==============

NET ASSETS APPLICABLE TO ANNUITY
CONTRACT OWNERS:
Contracts in accumulation period, accumulation
units outstanding of 57,199,273                                              $ 92,147,418
Reserves for contracts in annuity payment
period (note 2)                                                                     2,372
                                                                           --------------
NET ASSETS                                                                   $ 92,149,790
                                                                           ==============
Unit Value (net assets divided by units outstanding)                               $ 1.61
                                                                                   ======






Statement of Operations
Year Ended December 31, 1998

INVESTMENT INCOME:
Dividend Income                                                              $  3,328,321
Mortality and expense risk charge                                                (710,778)
                                                                             ------------
Net investment income                                                        $  2,617,543
                                                                             ============






Statement of Changes in Net Assets
Years Ended December 31, 1998 and 1997
                                                                  1998               1997
                                                             --------------     --------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income                                         $   2,617,543      $   2,091,454
UNIT TRANSACTIONS:
Proceeds from units issued                                       75,641,407         64,588,565
Net asset value of units redeemed                                (8,586,012)        (3,375,750)
Annuity benefit payments                                                (36)                --
Adjustments to annuity reserves                                         101                 --
Transfers from other subaccounts                                 53,851,313         28,246,878
Transfers to other subaccounts                                  (85,329,600)       (83,200,583)
Transfers from fixed account                                        850,589            787,334
Transfers to fixed account                                         (527,048)        (1,532,524)
                                                             --------------     --------------
Net increase in net assets from unit transactions                35,900,714          5,513,920
                                                             --------------     --------------
Net increase in net assets                                       38,518,257          7,605,374

NET ASSETS:
Beginning of period                                              53,631,533         46,026,159
                                                             --------------     --------------
End of period                                                  $ 92,149,790       $ 53,631,533
                                                             ==============     ==============

The accompanying notes are an integral part of the financial statements.





LB Variable Annuity Account I
Notes to Financial Statements
December 31, 1998

(1) ORGANIZATION

The LB Variable Annuity Account I (the Variable Account), a unit investment trust registered under the Investment Company Act of 1940, was established as a separate account of Lutheran Brotherhood (LB) in 1993, pursuant to the laws of the State of Minnesota. LB offers financial services to Lutherans and is a fraternal benefit society owned by and operated for its members. The Variable Account contains seven subaccounts -- Opportunity Growth, Mid Cap Growth, World Growth, Growth, High Yield, Income and Money Market - each of which invests only in a corresponding portfolio of the LB Series Fund, Inc. (the Fund). The Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company.

The Variable Account is used to support only flexible premium deferred variable annuity contracts issued by LB. Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from the other assets and liabilities of LB. The assets of the Variable Account will not be charged with any liabilities arising out of any other business conducted by LB.

(2) SIGNIFICANT ACCOUNTING POLICIES

Investments

The investments in shares of the Fund are stated at the net asset value of the Fund. The cost of shares sold and redeemed is determined on the average cost method. Dividend distributions received from the Fund are reinvested in additional shares of the Fund and recorded as income by the Variable Account on the ex-dividend date.

Federal Income Taxes

LB qualifies as a tax-exempt organization under the Internal Revenue Code. Accordingly, no provision for income taxes has been charged against the Variable Account.

Annuity Reserves

Annuity reserves are computed for currently payable contracts according to the 1983 Table A mortality table and the 2000 IAM mortality table. The assumed interest is 3.5 percent. Changes to annuity reserves are based on actual mortality and risk experience. If the reserves required are less than the original estimated reserve amount held in the Variable Account, the excess is reimbursed to LB. If additional reserves are required, LB reimburses the Variable Account.

Other

The preparation of financial statements in conformity with generally accepted accounting principals requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

(3) RELATED PARTY TRANSACTIONS

Proceeds received by the Variable Account for units issued represent gross contract premiums received by LB. No charge for sales distribution expense is deducted from premiums received.

A surrender charge is deducted by LB if a contract is surrendered in whole or in part during the first six years the contract is in force. The surrender charge is 6% during the first contract year, and decreases by 1% each subsequent contract year. For purposes of the surrender charge calculation, up to 10% of a contract's accumulated value may be excluded from the calculation each year. Surrender charges of $1,545,599 and $816,199 were deducted in 1998 and 1997, respectively.

An annual administrative charge of $30 is deducted on each contract anniversary from the accumulated value of the contract to compensate LB for administrative expenses relating to the contract and the Variable Account. This charge is deducted by redeeming units of the subaccounts of the Variable Account. No such charge is deducted from contracts for which total premiums paid, less surrenders, equals or exceeds $5,000. No administrative charge is payable during the annuity period. Administrative charges of $346,041 and $295,514 were deducted in 1998 and 1997, respectively.

A daily charge is deducted from the value of the net assets of the Variable Account to compensate LB for mortality and expense risks assumed in connection with the contract and is equivalent to an annual rate of 1.1% of the average daily net assets of the Variable Account. Mortality and expense risk charges of $23,977,629 and $15,818,642 were deducted in 1998 and 1997, respectively.

A fixed account investment option is available for Contract Owners of the flexible premium deferred variable annuity. Assets of the fixed account are combined with the general assets of LB and invested by LB as allowed by applicable law. Accordingly, the fixed account assets are not included in the Variable Account financial statements. The asset value of net transfers to the fixed account was $1,412,634 and $2,236,434 in 1998 and 1997 respectively.





(4) UNIT ACTIVITY

Transactions in units (including transfers among subaccounts) were as follows:

                                                                 Subaccounts
---------------------------------------------------------------------------------------------------------------------
                      Opportunity     Mid Cap        World                        High                       Money
                        Growth         Growth        Growth        Growth        Yield         Income        Market
                      -----------   -----------   -----------   -----------   -----------   -----------   -----------
Units outstanding at
December 31, 1996       8,925,231            --     6,809,063    13,809,177    10,632,678     9,066,360    31,024,219
Units issued            8,717,193            --     6,845,002     7,373,534     6,664,785     4,338,746    63,079,116
Units redeemed         (1,887,377)           --    (1,183,163)   (1,903,264)   (1,576,472)   (1,526,686)  (59,426,698)
                     ------------  ------------  ------------  ------------  ------------  ------------  ------------

Units outstanding at
December 31, 1997      15,755,047            --    12,470,902    19,279,447    15,720,991    11,878,420    34,676,637
Units issued            5,822,590     5,692,095     5,635,872     8,752,862     7,869,549     6,942,973    84,107,925
Units redeemed         (4,694,143)     (775,313)   (3,216,481)   (3,821,324)   (3,353,694)   (2,397,095)  (61,585,289)
                     ------------  ------------  ------------  ------------  ------------  ------------  ------------

Units outstanding at
December 31, 1998      16,883,494     4,916,782    14,890,293    24,210,985    20,236,846    16,424,298    57,199,273
                     ============  ============  ============  ============  ============  ============  ============






(5) PURCHASES AND SALES OF INVESTMENTS

The aggregate costs of purchases and proceeds from sales of investments in the LB Series Fund, Inc were as follows:

                                                                 Subaccounts
---------------------------------------------------------------------------------------------------------------------
                      Opportunity     Mid Cap        World                        High                       Money
                        Growth         Growth        Growth        Growth        Yield         Income        Market
                      -----------   -----------   -----------   -----------   -----------   -----------   -----------
December 31, 1997
Purchases             $77,878,517            --   $65,101,401  $250,228,610  $160,898,635   $69,354,377   $35,455,852
Sales                     357,743            --        36,473     1,026,398       146,129     1,128,583    27,215,621

For the year ended
December 31, 1998
Purchases              21,043,114    51,363,271    34,964,200   332,867,085   185,071,813   113,870,258    59,044,367
Sales                   7,006,015       423,776     2,581,601     7,216,865     5,847,851       568,543    21,176,016





                   COMMENTS ON FINANCIAL STATEMENTS OF LB

The financial statements of LB included in this Statement of Additional Information should be considered as bearing only upon the ability of LB to meet its obligations under the Contracts. The value of the interests of Contract Owners, Annuitants and Beneficiaries under the Contracts are affected primarily by the investment experience of the Subaccounts of the Variable Account. The financial statements of LB should not be considered as bearing on the investment performance of the assets held in the Variable Account.


                           FINANCIAL STATEMENTS OF LB


Set forth on the following pages are the audited financial statements of LB.

[GRAPHIC OMITTED: PRICEWATERHOUSECOOPERS LOGO]

PricewaterhouseCoopers LLP
650 Third Avenue South
Park Building
Suite 1300
Minneapolis MN 55402-4333
Telephone (612) 370 9300
Facsimile (612) 373 7178



                 REPORT OF INDEPENDENT ACCOUNTANTS

March 15, 1999

To the Board of Directors and Stockholder of Lutheran Brotherhood Variable
Insurance Products Company

In our opinion, the accompanying balance sheet and the related statements of income, of stockholder's equity and of cash flows present fairly, in all material respects, the financial position of Lutheran Brotherhood Variable Insurance Products Company (the Company) at December 31, 1998 and 1997, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1998 in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

[GRAPHIC OMITTED: PRICEWATERHOUSECOOPERS SIGNATURE]






                             LUTHERAN BROTHERHOOD VARIABLE INSURANCE PRODUCTS COMPANY
                                                 BALANCE SHEET
                                          DECEMBER 31, 1998 AND 1997
                                             (Dollars in thousands)

ASSETS                                                                           1998              1997
                                                                             ------------      ------------
Investments:
Fixed income securities available for sale, at fair value                    $    274,022      $    230,063
Loans to contractholders                                                            8,305             5,617
                                                                             ------------      ------------
Total investments                                                                 282,327           235,680
Cash and cash equivalents                                                          10,480             6,747
Deferred policy acquisition costs                                                 163,273           160,697
Investment income due and accrued                                                   3,197             2,733
Other assets                                                                        7,224             5,244
Separate account assets                                                         4,129,161         3,580,001
                                                                             ------------      ------------
Total assets                                                                 $  4,595,662      $  3,991,102
                                                                             ============      ============

LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
Contract reserves                                                            $    250,350      $    222,243
Benefits in the process of payment                                                 10,823             7,516
Other liabilities                                                                  26,428            19,398
Separate account liabilities                                                    4,129,161         3,580,001
                                                                             ------------      ------------
Total liabilities                                                               4,416,762         3,829,158

Stockholder's equity:
Common stock (2,000,000 shares authorized, issued
and outstanding)                                                                    2,000             2,000
Additional paid-in capital                                                        113,800           113,800
Accumulated other comprehensive income                                              5,392             2,501
Retained earnings                                                                  57,708            43,643
                                                                             ------------      ------------
Total stockholder's equity                                                        178,900           161,944
                                                                             ------------      ------------
Total liabilities and stockholder's equity                                   $  4,595,662      $  3,991,102
                                                                             ============      ============

The accompanying notes are an integral part of these financial statements.





                             LUTHERAN BROTHERHOOD VARIABLE INSURANCE PRODUCTS COMPANY
                                                STATEMENT OF INCOME
                              FOR THE YEARS ENDED DECEMBER 31, 1998, 1997, AND 1996
                                               (Dollars in thousands)

                                                               1998              1997              1996
                                                           ------------      ------------      ------------
Revenues:
Net investment income                                     $      17,285      $     14,771      $     11,402
Net realized investment gains                                       104               374             2,751
Contract charges                                                 54,031            46,523            38,983
Annuity considerations and other income                          22,365            22,054            20,784
                                                           ------------      ------------      ------------
Total revenues                                                   93,785            83,722            73,920

Benefits and other deductions:
Net additions to contract reserves                               20,503            20,843            20,634
Contractholder benefits                                          17,284            13,718            11,763
Commissions and operating expenses                               16,327            15,005            11,710
Amortization of deferred policy acquisition costs                20,424             6,833             8,006
                                                           ------------      ------------      ------------
Total benefits and other deductions                              74,538            56,399            52,113
                                                           ------------      ------------      ------------

Income from operations before income taxes                       19,247            27,323            21,807
Provision for income taxes                                        5,182             7,090             7,479
                                                           ------------      ------------      ------------
Net income                                                 $     14,065      $     20,233      $     14,328
                                                           ============      ============      ============

The accompanying notes are an integral part of these financial statements.





                             LUTHERAN BROTHERHOOD VARIABLE INSURANCE PRODUCTS COMPANY
                                           STATEMENT OF STOCKHOLDER'S EQUITY
                              FOR THE YEARS ENDED DECEMBER 31, 1998, 1997, AND 1996
                                               (Dollars in thousands)

                                                                                Accumulated
                                                              Additional          Other                               Total
                        Comprehensive        Common            Paid-in         Comprehensive       Retained       Stockholder's
                             Income           Stock            Capital            Income           Earnings           Equity
                        -------------      ------------      ------------      -------------     ------------     -------------
Balance at
December 31, 1995                          $      2,000      $    118,800      $       1,955     $      9,082     $     131,837
Comprehensive income:
Net income              $      14,328                                                                  14,328            14,328
Other comprehensive
income (loss):
Unrealized losses              (1,663)                                                (1,663)                            (1,663)
                        -------------      ------------      ------------      -------------     ------------     -------------
Total comprehensive
income                  $      12,665
                        =============

Balance at
December 31, 1996                                 2,000           118,800                292           23,410           144,502
Comprehensive income:
Net income              $      20,233                                                                  20,233            20,233
Other comprehensive
income (loss):
Unrealized gains                2,209                                                  2,209                              2,209
                        -------------      ------------      ------------      -------------     ------------     -------------
Total comprehensive
income                  $      22,442
                        =============

Return of capital                                                  (5,000)                                               (5,000)
                        -------------      ------------      ------------      -------------     ------------     -------------
Balance at
December 31, 1997                                 2,000           113,800              2,501           43,643           161,944
Comprehensive income:
Net income              $      14,065                                                                  14,065            14,065
Other comprehensive
income (loss):
Unrealized gains                2,891                                                  2,891                              2,891
                        -------------      ------------      ------------      -------------     ------------     -------------
Total comprehensive
income                  $      16,956
                        =============

Balance at
December 31, 1998                          $      2,000      $    113,800      $       5,392     $     57,708     $     178,900
                                           ============      ============      =============     ============     =============

The accompanying notes are an integral part of these financial statements.





                             LUTHERAN BROTHERHOOD VARIABLE INSURANCE PRODUCTS COMPANY
                                              STATEMENT OF CASH FLOWS
                               FOR THE YEARS ENDED DECEMBER 31, 1998, 1997, AND 1996
                                               (Dollars in thousands)

                                                               1998              1997              1996
                                                           ------------      ------------      ------------
Cash flows from operating activities:
Net income                                                 $     14,065      $     20,233      $     14,328
Adjustments to reconcile net income to net cash
provided by operating activities:
Deferred policy acquisition costs                                (3,816)          (17,799)          (15,757)
Realized net investment gains                                      (104)             (374)           (2,751)
Bond amortization                                                   334                99                59
Change in operating assets and liabilities:
Loans to contractholders                                         (2,688)           (1,294)           (1,633)
Investment income due and accrued
and other assets                                                 (2,444)           (1,095)            1,705
Contract reserves                                                28,107            42,151            16,307
Other liabilities                                                 5,410             3,288             9,572
Benefits in process of payment                                    3,307             2,350             1,545
                                                           ------------      ------------      ------------
Net cash provided by operating activities                        42,171            47,559            23,375
                                                           ------------      ------------      ------------
Cash flows from investing activities:
Proceeds from sale of fixed income securities
available for sale                                               45,603            27,888            63,535
Purchase of fixed income securities available
for sale                                                        (84,041)          (82,235)          (93,737)
                                                           ------------      ------------      ------------
Net cash used in investing activities                           (38,438)          (54,347)          (30,202)
                                                           ------------      ------------      ------------
Cash flows from financing activities:
Return of capital                                                                  (5,000)
                                                           ------------      ------------      ------------
Net cash used in financing activities                                              (5,000)
                                                           ------------      ------------      ------------
Net increase (decrease) in cash and cash equivalents              3,733           (11,788)           (6,827)
Cash and cash equivalents, beginning of year                      6,747            18,535            25,362
                                                           ------------      ------------      ------------
Cash and cash equivalents, end of year                     $     10,480      $      6,747      $     18,535
                                                           ============      ============      ============

The accompanying notes are an integral part of these financial statements.





      LUTHERAN BROTHERHOOD VARIABLE INSURANCE PRODUCTS COMPANY
                    NOTES TO FINANCIAL STATEMENTS
           (Dollars in thousands unless otherwise stated)

NOTE 1 -- ORGANIZATION

Lutheran Brotherhood Variable Insurance Products Company (the Company) offers financial services to Lutherans. The Company, through its parent, Lutheran Brotherhood Financial Corporation (LBFC or Parent), is a wholly owned subsidiary of Lutheran Brotherhood, a fraternal benefit organization.

NOTE 2 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Financial Statement Presentation

Certain prior year amounts, in the financial statements and notes to the financial statements, have been reclassified to conform to the 1998 financial statement presentation.

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, money market instruments and other debt issues with an original maturity of 90 days or less.

Investments

See disclosures regarding the determination of fair value of financial instruments at Note 9.

Carrying value of investments is determined as follows:

       Fixed income securities       Fair value

       Loans to contractholders      Unpaid principal balance

Fixed income securities which may be sold prior to maturity are classified as available for sale.

Realized investment gains and losses on sales of securities are determined on a first in, first out method for fixed income securities and are reported in the Statement of Income. Unrealized investment gains and losses on fixed income securities classified as available for sale, net of the impact of unrealized investment gains and losses on deferred policy acquisitions costs, are reported as other comprehensive income.

Deferred Policy Acquisition Costs

Those costs of acquiring new business, which vary with and are primarily related to the production of new business, are deferred. Such costs include commissions, certain costs of contract issuance and underwriting, and certain variable agency expenses. Deferred contract acquisition costs are subject to recoverability testing at the time of contract issue and loss recognition testing at the end of each accounting period.

For universal life-type and investment-type contracts, deferred acquisition costs are amortized over the average expected life of the contracts in proportion to estimated gross profits from mortality, investment, and expense margins. The effects of revisions to experience on previous amortization of deferred acquisition costs are reflected in earnings and change in unrealized investment gains (losses) in the period estimated gross profits are revised.

Separate Accounts

Separate account assets include segregated funds invested by the Company for the benefit of variable life insurance and variable annuity contract owners. The assets (principally investments) and liabilities (principally to contractholders) of each account are clearly identifiable and distinguishable from other assets and liabilities of the Company. Assets are valued at fair value. The investment income, gains and losses of these accounts generally accrue to the contractholders, and, therefore, are not included in the Company's net income.

Future Contract Benefits

Liabilities for future contract and contract benefits on universal life-type and investment-type contracts are based on the contract account balance.

Premium Revenue and Benefits to Contractholders

Recognition of Universal Life-Type Contracts Revenue and Benefits to Contractholders

Universal life-type contracts are insurance contracts with terms that are not fixed and guaranteed. The terms that may be changed could include one or more of the amounts assessed the contractholder, premiums paid by the contractholder or interest accrued to contractholder balances. Amounts received as payments for such contracts are not reported as premium revenues.

Revenues for universal life-type contracts consist of investment income, charges assessed against contract account values for deferred contract loading, the cost of insurance and contract administration. Contract benefits and claims that are charged to expense include interest credited to contracts and benefit claims incurred in the period in excess of related contract account balances.

Recognition of Investment Contract Revenue and Benefits to
Contractholders

Contracts that do not subject the Company to risks arising from contractholder mortality or morbidity are referred to as investment contracts. Certain deferred annuities are considered investment contracts. Amounts received as payments for such contracts are not reported as premium revenues.

Revenues for investment products consist of investment income and contract administration charges. Contract benefits that are charged to expense include benefit claims incurred in the period in excess of related contract balances, and interest credited to contract balances.

Recognition of Limited-Payment Contract Revenue and Benefits to
Contractholders

Limited-payment contracts subject the Society to contractholder mortality and morbidity risks over a period that extends beyond the premium paying period. Annuities with life contingencies are considered limited-payment contracts. Considerations are recognized as revenue when due. Benefits and expenses are associated with earned premiums so as to result in recognition of profits over the life of the contracts. This association is accomplished by means of the provision for liabilities for future contract benefits and the amortization of deferred contract acquisition costs.

NOTE 3 -- INCOME TAXES

The Company's tax provision and related balance sheet accounts are determined in accordance with a tax sharing agreement with its Parent, which allocates federal income taxes to the Company as if it filed a separate tax return. Federal income taxes are charged or credited to operations based on amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based on the temporary differences between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

The 1998 and 1997 provisions for income taxes reflected on the Statement of Income consisted entirely of deferred federal and state income tax expense. Net deferred income tax liabilities are included on the balance sheet in "Other Liabilities" and consist of the following:

                                        1998           1997
                                      --------      ---------
Deferred policy acquisition costs     $    (52)     $     (49)
Reserves for future benefit                 19             25
Net operating loss carryforwards             8              9
Other                                       (1)            (5)
                                      --------      ---------
Net deferred income tax liability     $    (26)     $     (20)
                                      ========      =========

During 1998, the Company utilized $5 million of its net operating loss carryforward and $4 million of its alternative minimum tax net operating loss carryforward. The Company has net operating loss carryforwards for tax purposes of approximately $23 million at December 31, 1998, which expire between 2005 and 2009. For alternative minimum tax calculation purposes, the Company has net operating loss carryforwards of $22 million at December 31, 1998, which expire between 2005 and 2009.

The Company's effective tax rate differs from the statutory rate primarily due to dividends received deductions.

NOTE 4 -- INVESTMENTS

Fixed Income Securities

Investments in fixed income securities are primarily intended to back long-term liabilities; therefore, care should be exercised in drawing any conclusions from market value information.

Investments in fixed income securities at December 31, 1998 and 1997 follow:




                                                       Available for Sale (Carried at Fair Value)
                                                                    December 31, 1998
                                                       ------------------------------------------
                                             Amortized         Unrealized        Unrealized          Fair
                                               Cost              Gains             Losses            Value
                                           -------------     -------------     -------------     -------------

Fixed income securities:
U.S. government                            $     119,915     $       6,989      $        130     $     126,774
Mortgage-backed securities                        41,986             1,015                              43,001
All other corporate bonds                        100,641             3,722               116           104,247
                                           -------------     -------------     -------------     -------------
Total available for sale                   $     262,542     $      11,726      $        246     $     274,022
                                           =============     =============     =============     =============



                                                       Available for Sale (Carried at Fair Value)
                                                                    December 31, 1998
                                                       ------------------------------------------
                                             Amortized         Unrealized        Unrealized          Fair
                                               Cost              Gains             Losses            Value
                                           -------------     -------------     -------------     -------------
Fixed income securities:
U.S. government                            $     113,407     $       3,990      $         70     $     117,327
Mortgage-backed securities                        32,398               487                              32,885
All other corporate bonds                         78,523             1,412                84            79,851
                                           -------------     -------------     -------------     -------------
Total available for sale                   $     224,328     $       5,889      $        154     $     230,063
                                           =============     =============     =============     =============


Contractual Maturity of Fixed Income Securities

The amortized cost and fair value of fixed income securities available for sale as of December 31, 1998 are shown below by contractual maturity. Actual maturities may differ from contractual maturities because securities may be restructured, called or prepaid.

                                        Amortized           Fair
Years to Maturity                         Cost              Value
                                      -------------     -------------
One year or less                      $                 $
After one year through five years            69,967            72,673
After five years through ten years          105,993           112,115
After ten years                              44,596            46,233
Mortgage-backed securities                   41,986            43,001
                                      -------------     -------------
Total available for sale              $     262,542     $     274,022
                                      =============     =============

NOTE 5 -- INVESTMENT INCOME AND REALIZED GAINS AND LOSSES

Investment income summarized by type of investment was as follows:


                                                        Year Ended December 31,
                                           -------------------------------------------------
                                               1998               1997               1996
                                           -------------     -------------     -------------
Fixed income securities                    $      16,513     $      13,472     $       9,061
Contract loans                                       549               367               267
Cash, cash equivalents and other                     242               952             2,093
                                           -------------     -------------     -------------
Gross investment income                           17,304            14,791            11,421
Investment expenses                                   19                20                19
                                           -------------     -------------     -------------
Net investment income                      $      17,285     $      14,771     $      11,402
                                           =============     =============     =============


Gross realized investment gains and losses on sales of all types of investments are as follows:


                                                        Year Ended December 31,
                                           -------------------------------------------------
                                               1998               1997               1996
                                           -------------     -------------     -------------
Fixed income securities:
Realized gains                             $         238     $         426     $       2,913
Realized losses                                      129                53               160
Other investments:
Realized gains                                                           1                 1
Realized losses                                        5                                   3
                                           -------------     -------------     -------------
Total net realized investment gains        $         104     $         374     $       2,751
                                           =============     =============     =============




NOTE 6 -- STATUTORY DEPOSIT

Bonds with a carrying value of $2.7 million and $2.5 million and a market value of $2.9 million and $2.7 million at December 31, 1998 and 1997, respectively, are on deposit with various state insurance departments as required by law.

NOTE 7 -- SEPARATE ACCOUNT BUSINESS

Separate account assets include segregated funds invested by the Company for the benefit of variable life insurance and variable annuity contract owners. A portion of the contract owner's premium payments are invested by the Company into the LBVIP Variable Insurance Account, the LBVIP Variable Insurance Account II, or the LBVIP Variable Annuity Account I (the Variable Accounts). The Company records these payments as assets in the separate accounts. Separate account liabilities represent reserves held related to the separate account business.

The Variable Accounts are unit investment trusts registered under the Investment Company Act of 1940. Each Variable Account has six subaccounts, each of which invests only in a corresponding portfolio of the LB Series Fund, Inc. (the Fund). The Fund is a diversified, open-end management investment company. The shares of the Fund are carried in the Variable Accounts' financial statements at the net asset value of the Fund.

A fixed account is also included as an investment option for variable annuity contract owners. Net premiums allocated to the fixed account are invested in the assets of the Company.

The assets and liabilities of the Variable Accounts are clearly identified and distinguished from the other assets and liabilities of the Company. The assets of the Variable Accounts will not be applied to the liabilities arising out of any other business conducted by the Company.

The Company assumes the mortality and expense risk associated with these contracts for which it is compensated by the separate accounts. The daily charges to the separate accounts are based on the average daily net assets at the following annual rates:




                                                                  1998             1997              1996
                                               Rate             Charges           Charges           Charges
                                           -------------     -------------     -------------     -------------
Variable Insurance Account                     0.6%          $       1,118     $         911     $         696
Variable Insurance Account II                  2.3%                     60                55                52
Variable Annuity Account I                     1.1%                 40,092            34,251            27,568
                                                             -------------     -------------     -------------
                                                             $      41,270     $      35,217     $      28,316
                                                             =============     =============     =============


Income from these charges is included in the Statement of Income.

In addition, the Company deducts certain amounts from the cash value of the accounts invested in the separate accounts for surrender charges, annual administrative charges and cost of insurance charges as follows:


                                                                  1998             1997              1996
                                                             -------------     -------------     -------------
Variable Insurance Account                                   $      10,145     $       9,030     $       8,206
Variable Insurance Account II
Variable Annuity Account I                                           1,591             1,807             1,569
                                                             -------------     -------------     -------------
                                                             $      11,736     $      10,837     $       9,775
                                                             =============     =============     =============




NOTE 8 -- RELATED PARTY TRANSACTIONS

Lutheran Brotherhood provides administrative services to and collects premiums for the Company. The net payable at December 31, 1998 represents the unpaid balance of these administrative services net of the premiums collected but not transferred to the Company.

Lutheran Brotherhood allocated approximately $20.5 million, $18.2 million and $12.8 million of operating expenses to the Company in 1998, 1997 and 1996, respectively, which includes the costs for corporate officers, human resources, and other administrative and operating functions. Lutheran Brotherhood has agreed to provide the Company with capital requirements, if necessary.

Payables to (receivables from) affiliates includes the following:

                                      1998                 1997
                                       -----------     -----------
Lutheran Brotherhood:
Operating expenses payable             $     1,546     $     1,620
Premium income payable (receivable)          1,299          (1,159)
Lutheran Brotherhood Securities Corp.:
Operating expenses payable                      15              10
                                       -----------     -----------
                                       $     2,860     $       471
                                       ===========     ===========

Lutheran Brotherhood Securities Corp. (LBSC) is an affiliate of the Company. The payable represents operating expenses of the Company paid by LBSC that have not been reimbursed as of December 31, 1998 and 1997.

LBSC allocated $0.5 million, $0.4 million and $0.3 million of operating expenses to the Company in 1998, 1997 and 1996, respectively, which includes the costs for various administrative and operating functions. In addition, LBSC, as principal underwriter of the Company's variable products, received commission income from the Company of approximately $16.7 million, $17.2 million and $16.9 million in 1998, 1997 and 1996, respectively.

NOTE 9 -- DISCLOSURES ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS

The following methods and assumptions were used in estimating fair value disclosures for financial instruments. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in immediate settlement of the instrument.

Fixed Income Securities: Fair values for fixed income securities are based on quoted market prices, where available. For fixed maturities not actively traded in the market, fair values are estimated using market quotes from brokers or internally developed pricing methods.

Loans on Insurance Contracts: The carrying amount reported in the balance sheet approximates fair value since loans on insurance contracts reduce the amount payable at death or at surrender of the contract.

Cash and Cash Equivalents: The carrying amounts for these assets approximate the assets' fair values.

Other Financial Instruments Reported as Assets: The carrying amounts for these financial instruments (primarily premiums and other accounts receivable and accrued investment income), approximate those assets' fair values.

Investment Contract Liabilities: The fair value for deferred annuities was estimated to be the amount payable on demand at the reporting date as those investment contracts have no defined maturity and are similar to a deposit liability. The amount payable at the reporting date was calculated as the account balance less applicable surrender charges.

The fair values for supplementary contracts without life contingencies and immediate annuities were estimated using discounted cash flow analyses using similar maturities or by using cash surrender value.

The carrying amounts and estimated fair values of the Company's financial instruments are as follows:




                                                          1998                                1997
                                             -------------------------------     -------------------------------
                                               Carrying            Fair            Carrying             Fair
                                                Amount             Value            Amount              Value
                                             -------------     -------------     -------------     -------------
Financial instruments recorded as assets:
Fixed income securities                      $     274,022     $     274,022     $     230,063     $     230,063
Contract loans                                       8,305             8,305             5,617             5,617
Cash and cash equivalents                           10,480            10,480             6,747             6,747
Other financial instruments
recorded as assets                                  10,421            10,421             7,977             7,977
Financial instruments recorded as liabilities:
Investment contracts:
Deferred annuities                               4,007,399         3,951,871         3,510,194         3,442,622
Supplementary contracts
and immediate annuities                             54,616            54,616            41,068            41,068


NOTE 10 -- STATUTORY FINANCIAL INFORMATION

Accounting practices used to prepare statutory financial statements for regulatory filing of life insurance companies differ from generally accepted accounting principles. The following reconciles the Company's statutory net change in surplus and statutory surplus determined in accordance with accounting practices prescribed or permitted by the Department of Commerce of the State of Minnesota with net income and stockholder's equity on a generally accepted accounting principles basis.



                                                                       Year Ended
                                                                       December 31,
                                                             -------------------------------
                                                                 1998               1997
                                                             -------------     -------------
Net change in statutory accumulated deficit                  $          49     $       8,642
Change in asset valuation reserves                                      80               118
                                                             -------------     -------------
Net change in statutory accumulated deficit
and asset valuation reserves                                           129             8,760

Adjustments:
Future contract benefits and
contractholders' account balances                                   16,271             1,739
Deferred policy acquisition costs                                    3,816            17,799
Investment losses                                                     (424)             (132)
Other, net                                                          (5,727)           (7,933)
                                                             -------------     -------------

Net income                                                   $      14,065     $      20,233
                                                             =============     =============



                                                                       Year Ended
                                                                       December 31,
                                                             -------------------------------
                                                                 1998               1997
                                                             -------------     -------------
Statutory stockholder's equity                               $      80,632     $      80,583
Asset valuation reserves                                               497               417
                                                             -------------     -------------
Statutory stockholder's equity and
asset valuation reserves                                            81,129            81,000
Adjustments:
Future contract benefits and
contractholders' account balances                                  (47,789)          (64,060)
Deferred policy acquisition costs                                  163,273           160,696
Interest maintenance reserves                                        2,158             2,583
Valuation of investments                                            11,480             5,735
Unearned revenue liability                                          (5,383)           (4,825)
Tax adjustment                                                     (26,377)          (19,580)
Other, net                                                             409               395
                                                             -------------     -------------
Stockholder's equity                                         $     178,900     $     161,944
                                                             =============     =============




NOTE 11 -- LEGAL MATTERS

The Company and Lutheran Brotherhood (the Society) are involved in various pending or threatened legal proceedings arising out of the normal course of business. Also, each has recently been named in civil litigation proceedings alleging inappropriate life insurance sales practices, which appear to be substantially similar to claims asserted in class actions brought against many other life insurers. These matters are sometimes referred to as market conduct lawsuits. The Company and the Society believe they have substantial defenses to these actions and intend to assert them in the courts where the actions were filed. While the ultimate resolution of such litigation cannot be predicted with certainty at this time, in the opinion of management such matters will not have a material adverse effect on the financial position or results of operations of the Company.

                          PART C.  OTHER INFORMATION


Item 24.  Financial Statements and Exhibits

    (a)   Financial Statements:

          Part A: None.

          Part B: Financial Statements of Lutheran Brotherhood.  (3)
                  Financial Statements of LB Variable Annuity Account I. (3)

    (b)   Exhibits:

          1. Resolution of the Board of Directors of Lutheran Brotherhood ("Depositor") authorizing the establishment of LB Variable Annuity Account I ("Registrant"). (1)

          2.  Not Applicable.

          3.(a) Form of Distribution Agreement between Depositor and Lutheran Brotherhood Securities Corp ("LBSC"). (1)

            (b) Forms of General Agent's Agreement and Selected Registered Representative Agreement between LBSC and agents with respect to the sale of Contracts. (1)

          4.  Form of Contract.  (1)

          5.  Contract Application Form.  (1)

          6.  Articles of Incorporation and Bylaws of Depositor.  (1)

          7.  Not Applicable.

          8.  Not Applicable.

          9. Opinion of counsel as to the legality of the securities being registered (including written consent). (1)

          10. Not Applicable.

          11. Not Applicable.

          12. Not Applicable.

          13. Computations of Performance Data.  (1)

          14. Consent of Independent Accountant.  (3)

          15. Powers of Attorney.  (1)(2)

          16. Consent of Counsel.  (3)

________________________________

(1)  Included in Post-Effective Amendment No. 8 filed April 30, 1998.

(2) Included in post-effective amendment No. 5 to the registration statement on Form N-4, Registration No. 33-67012, filed by the Registrant on April 30, 1996.

(3)  Filed herewith.


Item 25.  Directors and Officers of the Depositor

     DIRECTORS                         POSITIONS AND OFFICES WITH DEPOSITOR

     Robert O. Blomquist                    Chairman of the Board
     Lutheran Brotherhood                   of Directors
     625 Fourth Avenue South
     Minneapolis, Minnesota

     Robert P. Gandrud                      President, Chief Executive
     Lutheran Brotherhood                   Officer and Director
     625 Fourth Avenue South
     Minneapolis, Minnesota

     Richard W. Duesenberg                  Director
     Retired, formerly Senior Vice President
     General Counsel and Secretary
     Monsanto Company
     One Indian Creek Lane
     St. Louis, Missouri

     Bobby I. Griffin                       Director
     Executive Vice President
     Medtronic, Inc.
     7000 Central Avenue Northeast
     Minneapolis, Minnesota

     William R. Halling                     Director
     The Economic Club of Detroit
     333 W. Fort Street, Suite 100
     Detroit, Michigan

     James M. Hushagen                      Director
     Partner, Eisenhower & Carlson
     1200 First Interstate Plaza
     Tacoma, Washington

     Herbert D. Ihle                        Director
     Retired, formerly President
     Diversified Financial Services
     10453 Shelter Grove
     Eden Prairie, Minnesota

     Richard C. Kessler                     Director
     President
     The Kessler Enterprise, Inc.
     6649 Westwood Boulevard, Suite 130
     Orlando, Florida

     Judith K. Larsen                       Director
     Vice President
     Dataquest
     3790 La Selva
     Palo Alto, California

     Dr. Luther S. Luedtke                  Director
     California Lutheran University
     60 West Olsen Road
     Thousand Oaks, California

     John P. McDaniel                       Director
     President
     Medlantic Healthcare Group
     100 Irving Street, N.W.
     Washington, D.C.

     Mary Ellen H. Schmider                 Director
     Retired, formerly Dean of Graduate Studies
     Coordinator of Grants
     Moorhead State University
     7701 180th Street
     Chippewa Falls, Wisconsin


     Dr. Albert K. Siu                      Director
     Vice President
     AT&T
     19 SchoolHouse Road, Room A107
     Somerset, New Jersey


     OFFICERS                         POSITIONS AND OFFICES WITH DEPOSITOR

     Robert P. Gandrud                  President and Chief Executive
                                          Officer
     Rolf F. Bjelland                   Executive Vice President -
                                          Investments
     David J. Larson                    Senior Vice President, Secretary
                                           and General Counsel
     Dr. Edward A. Lindell              Senior Vice President - External
                                           Affairs
     Michael E. Loken                   Senior Vice President - Management
                                           Information Services

     Bruce J. Nicholson                 President-Elect and Chief
                                           Operating Officer

     William H. Reichwald               Executive Vice President - Marketing
     David W. Angstadt                  Executive Vice President - Marketing
     Jennifer H. Martin                 Senior Vice President - Human
                                          Resources
     Jerald E. Sourdiff                 Senior Vice President and Chief
                                          Financial Officer
     Daniel G. Walseth                  Senior Vice President - Law
     Mary M. Abbey                      Vice President - Client Systems
     Galen R. Becklin                   Vice President - Tech Support & Data
                                          Processing
     Larry A. Borlaug                   Vice President - Prototype
                                          Development
     Colleen Both                       Vice President - Chief Compliance
                                          Officer
     J. Keith Both                      Senior Vice President - Marketing
     Randall L. Boushek                 Vice President - Portfolio Manager
     Michael R. Braun                   Vice President - Management
                                          Information Services
     David J. Christianson              Vice President - Insurance Services
     Craig R. Darrington                Vice President - Marketing
     Pamela H. Desnick                  Vice President - Communications
     Mitchell F. Felchle                Vice President - Institutional
                                          Relations Group
     Charles E. Heeren                  Vice President - Bond Investments
     Wayne A. Hellbusch                 Vice President - Agency Services
     Otis F. Hilbert                    Vice President - Law
     Gary J. Kallsen                    Vice President - Mortgages and Real
                                          Estate
     Fred O. Konrath                    Vice President - Marketing
     Douglas B. Miller                  Regional Vice President - Marketing
     C. Theodore Molen                  Regional Vice President - Marketing
     Susan Oberman Smith                Vice President - Product Management
     James R. Olson                     Vice President - Investor
                                          Services/Administration
     Kay J. Owen                        Vice President - Corporate
                                          Administration
     Dennis K. Peterson                 Vice President
     Bruce M. Piltingsrud               Vice President - Research/Marketing
                                           Strategies
     Richard B. Ruckdashel              Vice President - Product Marketing
     Rolf H. Running                    Vice President - New Ventures Group
     Lynette J.C. Stertz                Vice President - Controller's
     David K. Stewart                   Vice President and Treasurer
     John O. Swanson, M.D.              Vice President and Medical Director
     Louise K. Thoresen                 Vice President - Fraternal
     James M. Walline                   Vice President - Equities/Mutual
                                          Funds Investment
     Anita J.T. Young                   Vice President

The principal business address of each of the foregoing officers is 625 Fourth Avenue South, Minneapolis, Minnesota 55415.

Item 26. Persons Controlled by or Under Common Control with Depositor or Registrant

Registrant is a separate account of Depositor, established by the Board of Directors of Depositor in 1993 pursuant to the laws of the State of Minnesota. Depositor is a fraternal insurance society organized under the laws of the state of Minnesota and is owned by and operated for its members. It has no stockholders nor is it subject to the control of any affiliated persons. Depositor controls the following wholly owned direct and indirect subsidiaries: (a) Lutheran Brotherhood Financial Corporation ("LBFC"), a Minnesota corporation which is a holding company that has no independent operations; (b) Lutheran Brotherhood Variable Insurance Products Company ("LBVIP"), a Minnesota corporation organized as a stock life insurance company; (c) LBSC, a Pennsylvania corporation which is a registered broker-dealer; (d) Lutheran Brotherhood Research Corp., a Minnesota corporation which is a licensed investment adviser; and (e) Lutheran Brotherhood Real Estate Products Company, a Minnesota corporation.

Item 27.  Number of Contract Owners

There were 88,664 Contract Owners as of April 26, 1999.

Item 28.  Indemnification

Reference is hereby made to Section 5 of Depositor's Bylaws, filed as an Exhibit to this Registration Statement, and to Section 5 of LBSC's By-Laws, which mandate indemnification by Depositor and LBSC of directors, officers and certain others under certain conditions. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Depositor or LBSC, pursuant to the foregoing provisions or otherwise, Depositor and LBSC have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Depositor or LBSC of expenses incurred or paid by a director or officer or controlling person of Depositor or LBSC in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person of Depositor or LBSC in connection with the securities being registered, Depositor or LBSC will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether or not such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

An insurance company blanket bond is maintained providing $10,000,000 coverage for officers and employees of Lutheran Brotherhood, Depositor and LBSC, and $750,000 coverage for their general agents and Depositor's Representatives, both subject to a $100,000 deductible.

Item 29.  Principal Underwriter

(a) LBSC, the principal underwriter of the Contracts, is also named as distributor of the stock of The Lutheran Brotherhood Family of Funds, a diversified open-end investment company organized as a Delaware business trust, consisting of the following series: Lutheran Brotherhood Money Market Fund, Lutheran Brotherhood Opportunity Growth Fund, Lutheran Brotherhood Mid Cap Growth Fund, Lutheran Brotherhood Fund, Lutheran Brotherhood World Growth Fund, Lutheran Brotherhood Income Fund, Lutheran Brotherhood High Yield Fund, and Lutheran Brotherhood Municipal Bond Fund. LBSC also acts or will act as the principal underwriter of the following variable contracts: flexible premium variable life insurance contracts issued by Depositor through LB Variable Insurance Account I, a separate account of Depositor to be registered as a unit investment trust under the Investment Company Act of 1940; flexible premium deferred variable annuity contracts issued by LBVIP through LBVIP Variable Annuity Account I, a separate account of LBVIP registered as a unit investment trust under the Investment Company Act of 1940; flexible premium variable life insurance contracts issued by LBVIP through LBVIP Variable Insurance Account, a separate account of LBVIP registered as a unit investment trust under the Investment Company Act of 1940; and of single premium variable life insurance contracts issued by LBVIP through LBVIP Variable Insurance Account II, a separate account of LBVIP registered as a unit investment trust under the Investment Company Act of 1940.

(b)  The directors and officers of LBSC are as follows:

     Robert P. Gandrud              Chairman and Director
     J. Keith Both                  President
     Rolf F. Bjelland               Director
     Bruce J. Nicholson             Director
     David W. Angstadt              Director
     David J. Larson                Director
     Jennier H. Martin              Director
     Jerald E. Sourdiff             Chief Financial Officer and Director
     David K. Stewart               Treasurer
     Otis F. Hilbert                Vice President and Secretary
     Larry A. Borlaug               Vice President
     Colleen Both                   Vice President
     Mitchell F. Felchle            Vice President
     Wayne A. Hellbusch             Vice President
     Douglas B. Miller              Vice President
     C. Theodore Molen              Vice President
     James R. Olson                 Vice President
     William H. Reichwald           Vice President
     Richard B. Ruckdashel          Vice President
     Vicki R. Brandt                Assistant Vice President
     Stephen R. Grinna              Assistant Vice President
     Douglas J. Halvorson           Assistant Vice President
     Katie S. Kloster               Assistant Vice President
     Frederick P. Johnson           Assistant Vice President
     Brenda J. Pederson             Assistant Vice President
     Marie A. Sorensen              Assistant Vice President
     John C. Bjork                  Assistant Secretary
     James M. Odland                Assistant Secretary

The principal business address of each of the foregoing officers is 625 Fourth Avenue South, Minneapolis, Minnesota 55415.

(c)  Not Applicable.

Item 30.  Location of Accounts and Records

The accounts and records of Registrant are located at the office of Depositor at 625 Fourth Avenue South, Minneapolis, Minnesota 55415.

Item 31.  Management Services

Not Applicable.

Item 32.  Undertakings

Registrant will file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in this Registration Statement are never more than 16 months old for so long as payments under the Contracts may be accepted.

Registrant will include either (1) as part of any application to purchase a Contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

Registrant will deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

Lutheran Brotherhood hereby represents that, as to the individual flexible premium variable annuity contracts that are the subject of this registration statement, File Number 33-67012, that the fees and charges deducted under the contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Lutheran Brotherhood.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it meets all of the requirements for effectiveness of this amendment to the Registration Statement pursuant to Rule 485(b)(1) under the Securities Act of 1933 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis and State of Minnesota on the 29th day of April, 1999.

                                          LB VARIABLE ANNUITY ACCOUNT I
                                                  (Registrant)

                                          By  LUTHERAN BROTHERHOOD
                                                  (Depositor)

                                          By  /s/ Robert P. Gandrud
                                              ----------------------------
                                              Robert P. Gandrud, President

     Pursuant to the requirements of the Securities Act of 1933, the Depositor has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis and State of Minnesota on the 29th day of April, 1999.

                                          LUTHERAN BROTHERHOOD
                                             (Depositor)

                                          By  /s/ Robert P. Gandrud
                                              ---------------------------
                                              Robert P. Gandrud, President

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed on the 29th day of April, 1999 by the following directors and officers of Depositor in the capacities indicated:

     /s/ Robert P. Gandrud          President and Chief Executive Officer
     -----------------------         (Chief Executive Officer)
     Robert P. Gandrud

     /s/ Jerald E. Sourdiff         Chief Financial Officer (Principal
     -----------------------          Financial Officer)
     Jerald E. Sourdiff

     /s/ David K. Stewart           Treasurer (Principal Accounting Officer)
     -----------------------
     David K. Stewart

         A Majority of the Board of Directors:

     Robert O. Blomquist          Richard Kessler
     Richard W. Duesenberg        Judith K. Larsen
     Robert P. Gandrud            Luther S. Luedtke
     Bobby I. Griffin             John P. McDaniel
     William R. Halling           Mary Ellen H. Schmider
     James M. Hushagen
     Herbert D. Ihle

     Otis F. Hilbert, by signing his name hereto, does hereby sign this document on behalf of each of the above-named directors of Lutheran Brotherhood pursuant to powers of attorney duly executed by such persons.


                                           /s/ Otis F. Hilbert
                                           --------------------------------
                                           Otis F. Hilbert, Attorney-in-Fact

                            INDEX TO EXHIBITS
                       LB VARIABLE ANNUITY ACCOUNT I


EXHIBIT NO.
----------

  14             Consent of Independent Accountant.

  16             Consent of Counsel.

  27             Financial Data Schedule.